SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               NOVOSTE CORPORATION
       -----------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration number, or the form or schedule and the date of its filing.

                               NOVOSTE CORPORATION
                          3890 Steve Reynolds Boulevard
                             Norcross, Georgia 30093
                                 (770) 717-0904

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 13, 1999
To the Shareholders of
  NOVOSTE CORPORATION

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Novoste Corporation (the "Company") will be held at the Atlanta Marriott Gwinnett Place, 1775 Pleasant Hill Road in Duluth, Georgia, on Thursday, May 13, 1999 at 9:00 a.m., local time, to consider and act upon the following proposals:

            1. To elect one (1) Class II Director to serve until the 2001 Annual Meeting of Shareholders and three (3) Class III Directors to serve until the 2002 Annual Meeting of Shareholders.

            2. To approve amendments (the "Plan Amendments") to the Company's Amended and Restated Stock Option Plan (the "Plan"), which Plan Amendments (a) increase the number of shares of Common Stock reserved for issuance thereunder by 700,000 shares to 4,100,000 shares, (b) increase the maximum number of shares from 350,000 shares to 500,000 shares with respect to options that may be granted to any option holder within any one calendar year, and (c) provide that the term of all options under the Plan survive termination of employment by or association with the Company for a limited period of time, up to a maximum of one year.

            3. To approve amendments (the "Non-Employee Director Plan Amendments") to the Company's Non-Employee Director Stock Option Plan, which Non-Employee Director Plan Amendments (a) increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares to 200,000 shares, and
                  (b) eliminate the maximum number of shares with respect to options that may be granted to any option holder within any one calendar year.

            4. To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1999.

            5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

            A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Only holders of record of the Company's Common Stock at the close of business on Friday, March 26, 1999, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.

            We have also enclosed our 1998 Annual Report to Shareholders.

                                    By Order of the Board of Directors,


                                    Cheryl R. Johnson
                                    Secretary

Norcross, Georgia
April 12, 1999

      SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING
        IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
             AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                               Novoste Corporation
                          3890 Steve Reynolds Boulevard
                             Norcross, Georgia 30093
                                 (770) 717-0904

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         Annual Meeting of Shareholders
                           To Be Held On May 13, 1999

                                   ----------

                                  INTRODUCTION

General

      This Proxy Statement is being furnished to holders of Common Stock, par value $.01 per share (the "Common Stock"), of Novoste Corporation, a Florida corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Shareholders to be held on Thursday, May 13, 1999, at the Atlanta Marriott Gwinnett Place, in Duluth, Georgia, at 9:00 a.m., local time, and any and all adjournments or postponements thereof (the "Annual Meeting"). The cost of the solicitation will be borne by the Company. This Proxy Statement is being first mailed to holders of the Common Stock on or about April 13, 1999.

      All references in this Proxy Statement to "Novoste," the "Company," "we," "us," and "our" refer to Novoste Corporation.

Matters to be Considered at the Annual Meeting

      At the Annual Meeting, the shareholders will be asked to consider and vote upon the following proposals:

            1. To elect one (1) Class II Director to serve until the 2001 Annual Meeting of Shareholders and three (3) Class III Directors to serve until the 2002 Annual Meeting of Shareholders.

            2. To approve amendments (the "Plan Amendments") to the Company's Amended and Restated Stock Option Plan (the "Plan"), which Plan Amendments (a) increase the number of shares of Common Stock reserved for issuance thereunder by 700,000 shares to 4,100,000 shares, (b) increase the maximum number of shares from 350,000 shares to 500,000 shares with respect to options that may be granted to any option holder within any one calendar year and (c) provide that the term of all options under the Plan survive termination of employment by or association with the Company for a limited period of time, up to a maximum of one year.

            3. To approve amendments (the "Non-Employee Director Plan Amendments") to the Company's Non-Employee Director Stock Option Plan (the "Director Plan"), which Non-Employee Director Plan Amendments (a) increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares to 200,000 shares, and (b) eliminate the maximum number of shares with respect to options that may be granted to any option holder within any one calendar year.

            4. To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1999.

            5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting at the Annual Meeting

      Only holders of record of Common Stock at the close of business on Friday, March 26, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, each such holder of record being entitled to one vote per share of Common Stock on each matter to be considered at the Annual Meeting. On the Record Date, there were 14,066,437 shares of Common Stock issued and outstanding.

      The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (7,033,219 shares of the 14,066,437 shares outstanding) is necessary to constitute a quorum at the Annual Meeting. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (so called "broker non-votes"), those shares will be included in the calculation of whether a quorum is present at the Annual Meeting (i.e., such shares will be deemed to be "present" at the Annual Meeting). If a quorum is present, the plurality vote of the total votes cast by the holders of Common Stock is required to elect the one (1) Class II Director and the three (3) Class III Directors. The approval of the Plan Amendments and of the Non-Employee Director Plan Amendments and the ratification of the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1999 will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

      If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, subject to the following conditions:

      Election of Directors. Shares represented by a proxy that is marked "WITHHELD" as to a vote for (i) the one (1) nominee as a Class II Director and the three (3) nominees for Class III Directors or (ii) any individual nominee(s) for election as directors and are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. In the absence of instructions, shares represented by a proxy will be voted FOR all four (4) nominees. In instances of broker non-votes, those shares will be deemed to have voted "WITHHELD" as to the election of all four (4) nominees.

      Other Proposals. Shares represented by a proxy that is marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In the absence of instructions, shares represented by a proxy will be voted FOR all of the proposals set forth in the Notice of Annual Meeting and at the discretion of the proxies on any other matters that may properly come before the Annual Meeting. In instances of broker non-votes, those shares will be deemed to have voted "ABSTAIN" on any other proposal.

      At any time prior to its exercise, a proxy may be revoked by the holder of the Common Stock granting it by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement or by attending the Annual Meeting and voting in person.

      Proxies may be solicited on behalf of the Board by mail, telephone, telecopy or in person, and solicitation costs will be paid by the Company. Directors, officers and regular employees of the Company may solicit proxies by such methods without additional compensation. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards and, upon request, will be reimbursed by the Company for their reasonable expenses.

Table of Contents

                                                                            Page
                                                                            ----
Security Ownership of Certain Beneficial
  Owners and Management ...................................................    4

Election of Directors .....................................................    6

Executive Compensation ....................................................   11

Report of Stock Option and Compensation Committee
of Board of Directors on Executive Compensation ...........................   16

Stock Performance Graph ...................................................   19

Section 16 Proxy Statement Disclosure .....................................   20

Approval of Amendments to Amended and Restated
  Stock Option Plan .......................................................   20

Approval of Amendments to Non-Employee Director
  Stock Option Plan .......................................................   30

Ratification of Reappointment of Independent Auditors .....................   37

Other Business ............................................................   37

Shareholder Proposals .....................................................   37

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially five percent or more of the outstanding Common Stock, together with their respective addresses, (ii) each director and nominee for election as director, (iii) each executive officer named in the Summary Compensation Table under "Executive Compensation" on page 11 of this Proxy Statement and (iv) all executive officers and directors as a group:

                                                         Number (1)   Percentage
                                                         ----------   ----------
Thomas D. Weldon(2)(3)(4) ............................    697,252        5.0%
Charles E. Larsen(4) .................................    576,161        4.1
Henry L. Hillman, Elsie Hilliard Hillman
  and C.G Grefenstette, Trustees(5)(6) ...............    441,587        3.1
C.G. Grefenstette and Thomas G. Bigley,
  Trustees(5)(7) .....................................    582,112        4.1
President and Fellows of Harvard College(8) ..........    775,000        5.5
  c/o Harvard Management Company, Inc.
  600 Atlantic Avenue
  Boston, MA 02210
Paul Tudor Jones, II(9) ..............................    794,200        5.6
  c/o Tudor Investment Corporation
  One Liberty Plaza (51st Floor)
  New York, NY 10006
Norman R. Weldon, Ph.D.(3)(10) .......................    360,571        2.6
David N. Gill ........................................     45,000         *
Stephen I. Shapiro ...................................     23,026         *
J. Stephen Holmes ....................................     28,500         *
William E. Whitmer ...................................     25,000         *
Peter J. Schiller ....................................     18,718         *
William A. Hawkins ...................................     17,000         *
Raoul Bonan, M.D .....................................      6,500         *
Donald C. Harrison, M.D ..............................      5,000         *
All executive officers and directors as
  a group (15 persons)(11) ...........................  1,953,814       13.7

----------
*     Less than 1%.

(1) A person is deemed to be the beneficial owner of Common Stock that can be acquired within 60 days from the Record Date upon the exercise of options, and that person's options are assumed to have been exercised (and the underlying shares of Common Stock outstanding) in determining such person's percentage ownership. Accordingly, the following shares issuable upon exercise of options have been included in the shares beneficially owned by the following persons: Donald C. Harrison, M.D. -- 5,000 shares;
      J. Stephen Holmes -- 22,500 shares; William E. Whitmer -- 22,500 shares; David N. Gill -- 35,000 shares; Pieter J. Schiller -- 12,500 shares; Norman R. Weldon -- 7,500 shares; and Stephen I. Shapiro -- 12,500 shares.

(2) Includes 10,000 shares held in trust for the benefit of Mr. Weldon's children and 5,000 shares held by Mr. Weldon as custodian for his nephew; Mr. Weldon disclaims beneficial ownership of such shares.

(3) Includes 102,571 shares held by The Weldon Foundation, Inc., a Florida not-for-profit corporation in which Thomas D. Weldon and Norman R. Weldon are directors. Mr. Weldon and Dr. Weldon disclaim beneficial ownership of all shares held by The Weldon Foundation, Inc.

(4) Address is c/o Novoste Corporation, 3890 Steve Reynolds Blvd., Norcross, GA 30093.

(5)   Address is 2000 Grant Building, Pittsburgh, PA 15219.

(6) Consists of 436,587 shares held by a trust for the benefit of Henry L. Hillman (the "HLH Trust") and 5,000 shares subject to options which were granted to Richard M. Johnston, an officer of The Hillman Company. Pursuant to an agreement with The Hillman Company, if Mr. Johnston exercises these options, he does so on behalf of The Hillman Company or a wholly owned subsidiary thereof. The Trustees of the HLH Trust are Henry
      L. Hillman, Elsie Hilliard Hillman and C.G. Grefenstette (the "HLH Trustees"). The HLH Trustees share voting and investment power with respect to the shares of record held by the HLH Trust. Does not include an aggregate of 582,112 shares held by four trusts for the benefit of members of the Hillman family (see note 7 below).

(7) Includes 145,528 shares held by each of four irrevocable trusts for the benefit of members of the Hillman family (the "Hillman Family Trusts"). Mr. Grefenstette and Thomas G. Bigley are trustees of these four trusts and share voting and dispositive power over the trusts' assets.

(8) Pursuant to Amendment No. 1 to a Schedule 13G which was filed with the Commission on February 12, 1999.

(9) Pursuant to Amendment No. 1, dated August 21, 1998 to a Schedule 13D dated October 22, 1997, which was jointly filed with the Commission by Tudor Investment Corporation ("TIC"), Paul Tudor Jones, II ("Jones"), The Raptor Global Fund Ltd. ("Raptor Ltd."), The Raptor Global Fund L.P. ("Raptor L.P."), Tudor Arbitrage Partners L.P. ("TAP"), Tudor Global Trading LLC ("TGT"), Tudor BVI Futures, Ltd. ("Tudor BVI"), The Upper Mill Capital Appreciation Fund Ltd. ("Upper Mill"), and Tudor Proprietary Trading, L.L.C. ("TPT"). The address of each of TIC, Jones, Raptor L.P., TAP and TGT is c/o Tudor Investment Corporation, 600 Steamboat Road, Greenwich, CT 06830. The business address of each of Raptor Ltd., Tudor BVI and Upper Mill is c/o Curacao International Trust Company N.V., Kaya Flamboyan 9, Curacao, Netherlands Antilles. The business address of TPT is The Upper Mill, Kingston Road, Ewell, Surrey KT17 2AF, England. Jones disclaims beneficial ownership of the shares beneficially owned by Raptor Ltd. (164,000 shares), Raptor L.P. (59,000 shares), TAP (34,900 shares), Tudor BVI (322,368 shares), Upper Mill (132,808 shares), TPT (81,124 shares) and TGT as sole general partner of TAP (34,900 shares).

(10) Includes 14,250 shares held by Dr. Weldon's spouse but excludes all shares held by Dr. Weldon's adult children, none of whom reside with Dr. Weldon.

(11) See notes 1, 2, 3 and 10 above. Also includes 151,250 shares of Common Stock and 102,407 shares of Common Stock that can be acquired within 60 days from the Record Date, upon exercise of options held by executive officers not named in the Summary Compensation Table under "Executive Compensation" on page 11 of this Proxy Statement.

                             ELECTION OF DIRECTORS

      On May 28, 1996, the Company filed Restated Articles of Incorporation with the Florida Department of State, which provide for the Board of Directors to be divided into three classes of directors (Classes I, II and III), with the initial term of (i) Class I Directors to expire at the 1997 Annual Meeting of Shareholders (the "1997 Annual Meeting"), (ii) Class II Directors to expire at the 1998 Annual Meeting and (iii) Class III Directors to expire at this Meeting. At each Annual Meeting of Shareholders, the successors to directors of a class whose term shall then expire shall be elected to serve from the time of election and qualification until the third Annual Meeting following election and until a successor has been duly elected and qualified. Directors whose terms expire are eligible for renomination. At the 1997 Annual Meeting, the Class I Directors were elected to serve until the 2000 Annual Meeting of Shareholders. At the 1998 Annual Meeting, the Class II Directors were elected to serve until the 2001 Annual Meeting of Shareholders.

      The Restated Articles of Incorporation also provides that the number of directors will be fixed from time to time exclusively by the Board of Directors, but shall consist of not more than 12 nor less than 6 directors with no class of directors consisting of more than 4 nor less than 2 directors. A vacancy on the Board may be filled by vote of a majority of the Board of Directors then in office.

      At this Annual Meeting, one (1) Class II Director is to be elected to hold office until the 2001 Annual Meeting of Shareholders and until his successor is duly elected and qualified and three (3) Class III Directors are to be elected to hold office until the 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified. A Class II Director is being elected at this Annual Meeting because in December 1998 the number of directors in that Class was increased to three (3) and Donald C. Harrison, M.D., was appointed as a Director serving in that Class. Under the Florida Business Corporation Act, the term of a director who is appointed during the term of a class of directors serves until the next annual meeting of shareholders, at which the shareholders elect a director to serve the balance of the term of such class.

      Unless otherwise specifically directed by shareholders executing proxies, it is intended that all proxies in the accompanying form received in time for the Annual Meeting will be voted at the Annual Meeting FOR the election of the one (1) nominee as Class II Director and of the three (3) nominees as Class III Directors named below. All such nominees are currently directors of the Company. In the event any nominee should become unavailable for election for any presently unforeseen reason, it is intended that the proxies will be voted for such substitute nominee as may be designated by the present Board of Directors. If a quorum is present, a plurality vote of the total votes cast by the holders of Common Stock is required to elect the one (1) Class II Director and the three
(3) Class III Directors. In instances of broker non-votes, those shares will not be included in the vote totals and therefore will have no effect on the election of directors.

    Each nominee's name, age, the year first elected as a director, office with the Company, and certain biographical information are set forth below:


                                     Year First
Name                     Age    Served as a Director    Position
----                     ---    --------------------    --------

Class II Nominee:

Donald C. Harrison, M.D. 64            1998             Director

Class III Nominees:

Norman R. Weldon, Ph.D.  64            1992             Director


Thomas D. Weldon         43            1992             Chairman of the Board
                                                        and Director (1)

Charles E. Larsen        47            1992             Senior Vice President,
                                                        Chief Technical
                                                        Officer and Director (2)

----------
(1) Mr. Weldon served as Chief Executive Officer of the Company from its inception in May 1992 until April 1, 1999.

(2) Mr. Larsen served as Chief Operating Officer of the Company from its inception in May 1992 until February 1997.

                                    CLASS II
                    DIRECTOR NOMINATED FOR TERM EXPIRING IN 2001

      Donald C. Harrison, M.D. Dr. Harrison was elected a Director of the Company in December 1998. He has been Professor of Medicine and Cardiology, University of Cincinnati, and Senior Vice President and Provost for Health Affairs, University of Cincinnati Medical Center, since 1986. Dr. Harrison has been a director of EP Technologies, Inc., InControl Inc. and SciMed Life Systems, Inc., and is a member of the Medical Advisory Boards of Hewlett Packard Company, Syntex Corporation and The Proctor & Gamble Company. He is a past President of the American Heart Association and was Chief of Cardiology at Stanford University School of Medicine. Dr. Harrison holds an M.D. from University of Alabama School of Medicine and a B.S. in Chemistry from Birmingham Southern College.

                                    CLASS III
                 DIRECTORS NOMINATED FOR TERMS EXPIRING IN 2002

      Norman R. Weldon, Ph.D. Dr. Weldon co-founded the Company and was Chairman of the Board from our capitalization in May 1992 until May 1998. Dr. Weldon is Treasurer and Managing Director of Partisan Management Group, a venture capital fund he co-founded in 1993. From 1986 until May 1996, Dr. Weldon served as President and Chief Executive Officer and as a Director of Corvita Corporation, a medical device company Dr. Weldon co-founded in 1986. In July 1996 Pfizer Inc. consummated its acquisition of Corvita. From 1979 to 1987, Dr. Weldon served as President and Chief Executive Officer of Cordis Corporation. From 1964 to 1979, Dr. Weldon served CTS Corporation in various capacities, including as its President and Chief Executive Officer beginning in 1976. Dr. Weldon received, from Purdue University, a Ph.D. in Economics, an M.S. in Industrial Management and a B.S. in Biochemistry. Dr. Weldon is the father of Mr. Thomas D. Weldon.

      Thomas D. Weldon. Mr. Weldon co-founded the Company and has served as a Director since our capitalization in May 1992. In June 1998, Mr. Weldon became Chairman of the Company. From May 1992 through March 1999, Mr. Weldon also served as Chief Executive Officer of the Company. Mr. Weldon co-founded and was President, Chief Executive Officer and a Director of Novoste Puerto Rico Inc., a manufacturer of disposable cardiovascular medical devices, from 1987 to May 1992, prior to its sale. Previous responsibilities included management positions at Arthur Young & Company and Key Pharmaceuticals. Mr. Weldon received a B.S. in Industrial Engineering from Purdue University and an M.B.A. in Operations and Systems Management from Indiana University.

      Charles E. Larsen. Mr. Larsen co-founded the Company and has served as a Director since our capitalization in May 1992. Since February 28, 1997, Mr. Larsen has been Senior Vice President and Chief Technical Officer of the Company, having served from May 1992 through February 1997 as our Chief Operating Officer. Mr. Larsen co-founded and was Vice President and Director of Novoste Puerto Rico, Inc. from 1987 to May 1992. From 1983 through 1987, Mr. Larsen was a manager of manufacturing engineering at Cordis Corporation. Mr. Larsen received a B.S. in Mechanical Engineering from New Jersey Institute of Technology.

                                     CLASS I
                      DIRECTORS WHOSE TERMS EXPIRE IN 2000

      J. Stephen Holmes. Mr. Holmes, age 55, has served as a Director of the Company since October 1992. He became President of Weck Closure Systems, a medical device company, in February 1998. For two years prior thereto, Mr. Holmes was Executive Manager of Saber Endoscopy, LLC, a medical device company he formed in February 1996. From 1992 through 1995, Mr. Holmes was a private investor, having founded several start-ups from 1979 through 1991, including Adler Instrument Company, Inc., SOLOS Ophthalmology, Inc. and SOLOS Endoscopy, Inc., which he founded in 1982, 1988 and 1990, respectively, and in which he sold his interests in 1988, 1991 and 1991, respectively. Mr. Holmes received a B.S. in Marketing from the University of Evansville.

      Stephen I. Shapiro. Mr. Shapiro, age 54, has served as a Director of the Company since October 1996. Mr. Shapiro previously served as a Director of the Company from August 1995 until his resignation in March 1996. Since 1982, he has been a Managing Principal of The Wilkerson Group, a division of International Business Machines Corporation, a management consulting group with clients in the health care industry. From 1970 to 1982, Mr. Shapiro held a variety of technical management and strategic planning positions with Union Carbide Clinical Diagnostics and Becton Dickinson and Company. Mr. Shapiro received a B.S. degree in Chemical Engineering from the Massachusetts Institute of Technology and an M.S. degree in Chemical Engineering from the University of California at Berkeley.

      William E. Whitmer. Mr. Whitmer, age 65, has served as a Director of the Company since October 1992. Mr. Whitmer is a Certified Public Accountant and management consultant. From 1989 until his retirement in 1992, he was a partner of Ernst & Young, having served as the Associate Managing Director of that firm's southern United States management consulting group. From 1968 through 1989, Mr. Whitmer was a partner of Arthur Young & Company, having served as the Managing Partner of its East and Southeast United States regions of the management consulting practice from 1975 through 1989. Mr. Whitmer received a B.A. in Economics from Denison University.

                                    CLASS II
                      DIRECTORS WHOSE TERMS EXPIRE IN 2001

      William A. Hawkins. Mr. Hawkins, age 44, was elected Director in May 1998, and became President in June 1998 and Chief Executive Officer in April 1999. From April 1997 to May 1998, Mr. Hawkins was a Corporate Vice President of American Home Products Corporation and President of its Sherwood Davis & Geck division. He is a past board member of the Health Industry Manufacturers Association (HIMA). Since January 1995, he has been a director of PharmaNetics, Inc., a Nasdaq-listed company. From October 1995 until April 1997, Mr. Hawkins was President of Ethicon Endo-Surgery, Inc., a medical device subsidiary of Johnson & Johnson. From January 1995 to October 1995, Mr. Hawkins served as Vice President in charge of United States operations of Guidant Corporation and President of Devices for Vascular Intervention, a medical device company and a subsidiary of Guidant. Prior to joining Guidant, Mr. Hawkins held several positions with IVAC Corporation, a medical device company, most recently serving as President and Chief Executive Officer from 1991 until 1995. Mr. Hawkins holds a B.S. in Engineering and Biomedical Engineering from Duke University and an M.B.A. from the University of Virginia.

      Pieter J. Schiller. Mr. Schiller, age 61, has served as a Director of the Company since March 1996. Mr. Schiller has served as a Director of CollaGenex Pharmaceuticals, Inc. since September 1995. Since 1987, Mr. Schiller has been a general partner of ATV, a venture capital firm located in Boston, Massachusetts, where he specializes in health care investing. Mr. Schiller served Allied Signal and its predecessor companies from 1961 through 1986 in various capacities, including Treasurer and Vice-President, Planning and Development. From 1983 to 1986, he served as Executive Vice-President of Allied Health and Scientific Products Company, a multi-national manufacturer of biomedical and analytical instruments and supplies. Mr. Schiller received his M.B.A. from New York University and a B.A. in Economics from Middlebury College.

                                 ---------------

Meetings and Committees

      During 1998, there were 6 meetings of the Board of Directors. No director attended fewer than 75% of the aggregate number of meetings of the Board held during the period in 1998 in which he was a director and the total number of meetings held by all committees of the Board during the period in 1998 in which he served on such committees. The Board did not take any actions in 1998 by unanimous written consent without a meeting.

      The Audit Committee (the "Audit Committee"), which was formed and became effective on March 29, 1996, has consisted of William E. Whitmer, Chairman, and Pieter J. Schiller since the 1998 Annual Meeting of Shareholders. On March 25, 1999, Donald C. Harrison was elected by the Board as an additional member of the Audit Committee. The Audit Committee reviews the audit and financial procedures of the Company and recommends any changes with respect thereto to the Board of Directors. The Audit Committee met 2 times during 1998. The Audit Committee did not take any actions in 1998 by unanimous written consent without a meeting.

      The Stock Option and Compensation Committee (the "Committee"), which was formed and became effective on March 29, 1996, has consisted of J. Stephen Holmes, Chairman, and Stephen I. Shapiro since the 1998 Annual Meeting of Shareholders. The Committee establishes compensation policies and determines compensation for the executive officers of the Company, as well as administers the Plan. The Committee met 6 times during 1998. The Committee took actions in 1998 1 time by unanimous written consent without a meeting.

      The Company does not have a standing nominating committee.

                             EXECUTIVE COMPENSATION

      The following table sets forth a summary of the compensation paid or accrued by us during 1996, 1997 and 1998 to (1) our Chief Executive Officer and
(2) the four other most highly compensated executive officers who were serving as executive officers at the end of 1998 and whose compensation during 1998 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                       Annual Compensation                 Long-Term Compensation
                           -------------------------------------------  ----------------------------
                                                                                        Common Stock
Name and                                                  Other Annual   Restricted      Underlying      All Other
Principal Position         Year    Salary      Bonus      Compensation  Stock Awards      Options       Compensation
------------------         ----    ------      -----      ------------  ------------      -------       ------------
Thomas D. Weldon(2)        1998   $242,923   $ 84,219            --            --            --         $  1,974(1)
  Chairman and CEO         1997    182,500     19,600            --            --            --            1,460(1)
                           1996    142,500     13,600            --            --            --               --
William A. Hawkins(2)(3)   1998    160,417     49,127      $ 91,635(4)   $360,500(5)    460,000(6)(7)      2,056(1)
  President
Charles E. Larsen          1998    204,506     58,346            --            --            --            3,333(1)
  Senior Vice President    1997    163,750     19,600            --            --            --            2,250(1)
  and  Chief Technical     1996    130,000     13,600            --            --            --               --
  Officer
David N. Gill              1998    201,578     59,743            --            --        30,000(7)         3,333(1)
  Chief Operating          1997    160,000     28,200        25,000(4)         --        35,000(7)         2,250(1)
  Officer and Chief        1996     67,464     13,600            --            --        65,000(7)            --
  Financial Officer
Raoul Bonan, M.D.(3)       1998    125,277    207,000(8)     16,028(4)         --       125,000(7)         2,343(1)
  VP -- Clinical Affairs

----------
(1)   Consists of employer contributions to the Defined Contribution 401(k)
      Plan.

(2) Mr. Weldon resigned as Chief Executive Officer effective April 1, 1999, and was replaced by Mr. Hawkins.

(3)   Commenced employment on June 1, 1998.

(4)   Consists of reimbursement of moving expenses.

(5) Consists of 14,000 restricted shares, with the value based upon the $25.75 per share closing sale price of the Common Stock on June 1, 1998, the date on which Mr. Hawkins commenced employment, a condition of the award. Restricted shares contain restrictions on transfer which lapse over time, upon a Change of Control (as that term is defined in the Plan) or upon the occurrence of certain events of termination of employment. The restrictions lapse at the annual rate of 3,500 shares, commencing June 1, 1999. In the event of a termination of Mr. Hawkins' employment by us for Unsatisfactory Performance, in addition to those shares that are then no longer subject to the foregoing transfer restrictions, an additional 3,500 shares will no longer be subject to such restrictions unless all such restrictions shall have previously lapsed. In the event of a Change of Control or termination of Mr. Hawkins' employment by him for Good Reason or termination of his employment by us without Cause, all restrictions on transfer will lapse. See "Employment Agreements" below. At December 31, 1998, Mr. Hawkins held 14,000 restricted shares at an aggregate market value of $397,250, based on the $28.375 closing sale price of the Common Stock on December 31, 1998. Dividends are paid on the restricted shares at the same time and at the same rate as dividends paid to all shareholders of Common Stock.

(6) Includes options to purchase 120,000 shares of the Common Stock, which are subject to shareholder approval of the Plan Amendments. With respect to these options that are subject to shareholder approval of the Plan Amendments, see "Issuance by Committee of Options to William A. Hawkins, David N. Gill and Company Employees" on page 28 of this Proxy Statement as to a discussion of potential non-cash compensation charges to the Company.

(7) See "Stock Options" below for the exercise price and vesting terms of the options granted.

(8) Of which $154,500 consists of the issuance of 6,000 shares of Common Stock on June 1, 1998, based on the $25.75 per share closing sale price of our Common Stock on that date, which was the date Dr. Bonan's employment commenced, a condition of this sign-on bonus.

Stock Options

      The following table sets forth certain information concerning options granted in 1998 to executive officers named in the Summary Compensation Table:

                              OPTION GRANTS IN 1998

                                                                                    Potential Realizable Value at
                            Number of      % of Total                                  Assumed Annual Rates of
                            Securities       Options                                 Stock Price Appreciation for
                            Underlying     Granted to     Exercise                          Option Term(2)
                             Options      Employees in     Price      Expiration    -----------------------------
Name                        Granted(1)     Fiscal Year   Per Share       Date             5%              10%
----                        ----------     -----------   ---------    ----------    -----------------------------
William A. Hawkins......    240,000(3)        20.4%       $24.00       4/10/2008      $3,622,433       $9,179,957
                            100,000(4)         8.5         24.00       4/10/2008       1,509,347        3,824,982
                            120,000(5)        10.2         11.75      10/16/2008         886,741        2,247,177
Raoul Bonan, M.D........    100,000(6)         8.5         24.00       4/10/2008       1,509,347        3,824,982
                             25,000(7)         2.1         11.75      10/16/2008         184,738          468,162
David N. Gill...........     30,000(6)         2.6         28.25       2/27/2008         532,988        1,350,697

----------
(1) All options (other than performance-based options) become fully exercisable upon a Change of Control (as defined in the Plan) of the Company. With respect to performance-based options, the Committee has the discretion of determining as of the date of grant the extent, if at all, that such options shall accelerate and become exercisable upon a Change of Control of the Company.

(2) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission. Actual gains, if any, in option exercises are dependent on the time of such exercise and the future performance of the Common Stock.

(3) First exercisable at the annual rate of 60,000 shares commencing June 1, 1999 and become fully exercisable, upon a termination of Mr. Hawkins' employment for Good Reason or upon a termination of his employment by us without cause. If we terminate Mr. Hawkins' employment for Unsatisfactory Performance, in addition to the options then currently exercisable in accordance with the annual rate described above, options to purchase an additional 60,000 shares also become exercisable as of the date of termination (though in no event shall more than 240,000 options be exercisable under such grant). See "Employment Agreements" below.

(4)   Options become exercisable in full on June 1, 2003 or upon the earlier of
      (i) the date (the "Trigger Date") on which the average closing sale prices of the Common Stock for twenty (20) consecutive trading days equals or exceeds $48.00 per share, other than by reason of the announcement of a Change of Control on or before June 1, 1999, provided the Trigger Date occurs prior to June 1, 2001, and (ii) the date of termination of employment by Mr. Hawkins for Good Reason. See "Employment

      Agreements" below.

(5) Consists of ten-year options granted under the Plan, exercisable cumulatively at the annual rate of one quarter of the number of underlying shares, commencing one year from the date of grant. These options are subject to shareholder approval of the Plan Amendments. With respect to these options that are subject to shareholder approval of the Plan Amendments, see "Issuance by Committee of Options to William A. Hawkins, David N. Gill and Company Employees" on page 28 of this Proxy Statement as to a discussion of potential non-cash compensation charges to the Company.

(6) Consists of ten-year options granted under the Plan, exercisable cumulatively at the annual rate of one quarter of the number of underlying shares, generally commencing one year from the date of grant.

(7) Consists of ten-year options granted under the Plan, exercisable in full commencing one year from the date of grant.

                                 ---------------

      On February 8, 1999, we granted Mr. Gill an option to purchase 50,000 shares of our Common Stock at $23.56 per share, exercisable at the annual rate of 12,500 shares commencing one year after the date of grant, and a 10,000 share restricted stock award, valued at $236,900 based upon the $23.69 per share closing sale price of the Common Stock on February 8, 1999. The transfer restrictions on the shares subject to the restricted stock award lapse at the annual rate of 2,500 shares per year, commencing one year from the date of issuance, subject to his continued employment. The vesting of the option and the restricted shares accelerate in full upon a Change of Control (as defined in the Plan). The option has been granted subject to shareholder approval of the Plan Amendments. With respect to this option that is subject to shareholder approval of the Plan Amendments, see "Issuance by Committee of Options to William A. Hawkins, David N. Gill and Company Employees" on page 28 of this Proxy Statement as to a discussion of potential non-cash compensation charges to the Company.

Option Exercises and Holdings

      The following table sets forth certain information concerning the number and value realized of options exercised during 1998, and the number and value of unexercised options held as at December 31, 1998, by the individuals named in the Summary Compensation Table.

                     AGGREGATED OPTION EXERCISES IN 1998 AND
                       OPTION VALUES AT DECEMBER 31, 1998

                                                          Number of Unexercised        Value of Unexercised
                                                                Options               In-the-Money Options at
                            Shares                        at December 31, 1998          December 31, 1998(1)
                          Acquired on                     --------------------          --------------------
Name                       Exercise   Value Realized  Exercisable    Unexercisable  Exercisable   Unexercisable
----                       --------   --------------  -----------    -------------  -----------   -------------
Thomas D. Weldon ......          --              --       388,375            --      $10,923,047            --
William A Hawkins .....          --              --            --       460,000(2)            --   $ 3,482,500(3)
Charles E. Larsen .....     100,000     $ 1,212,500       291,875            --        8,208,984            --
David N. Gill .........      16,250         244,063        25,000        88,750          405,468       917,500
Raoul Bonan, M.D ......          --              --            --       125,000               --       871,875

----------
(1) Based on the closing sale price of the Common Stock as of December 31, 1998 ($28.375 per share) minus the applicable exercise price.

(2)   Of which 120,000 are subject to shareholder approval of the Plan
      Amendments.

(3) Of which $1,995,500 represents the value of options subject to shareholder approval of the Plan Amendments.

Employment Agreements

      Agreement with William A. Hawkins. William A. Hawkins has an employment agreement with us, under which he serves as our Chief Executive Officer and President and reports directly to our Board.

      Under his employment agreement, Mr. Hawkins currently receives a base salary of $275,000 per year. Under his agreement, Mr. Hawkins also received stock options and restricted shares upon commencement of his employment. We have described these options and restricted shares in the "Summary Compensation Table" and "Stock Options" above.

      Under his employment agreement, Mr. Hawkins also is entitled to participate in our discretionary annual incentive cash plan for executive officers, established to reward participating individuals for their contribution to the accomplishment of key annual corporate objectives. For calendar year 1998, Mr. Hawkins was entitled to a minimum cash bonus of 20% of his annual base salary. The amount of any bonus in subsequent years will be determined at the discretion of the Committee.

      We may terminate Mr. Hawkins' employment for Cause without any further liability to us. We also may terminate Mr. Hawkins' employment for Unsatisfactory Performance, which means termination following a vote of no confidence based upon his unsatisfactory performance of his employment duties by a majority of our whole Board (excluding Mr. Hawkins). Upon such a termination, Mr. Hawkins is entitled to a lump sum, cash severance payment within 60 days of the date of termination of employment equal to 240% of his annual base salary in effect on the date of termination of employment. Based upon his current annual salary, this payment would aggregate $660,000. If we terminate Mr. Hawkins for Unsatisfactory Performance, he would also be entitled to acceleration of the vesting of his options and restricted shares to the extent described in "Stock Options" and the "Summary Compensation Table" above. We also may terminate Mr. Hawkins' employment for any other reason or no reason upon 30 days' prior written notice but subject to the severance payment described below.

      Mr. Hawkins' employment agreement also terminates upon his death or permanent disability. Mr. Hawkins may terminate his employment at any time on 90 days' notice to us and may also terminate his employment at any time for Good Reason. Good Reason means, subject to certain limitations:

      * our material breach of or default under the employment agreement, which is not cured by us within 30 days after our receipt of prior written notice from Mr. Hawkins;

      * a material reduction in Mr. Hawkins' duties or a material interference with the exercise of Mr. Hawkins' authority by the Board (not arising from any disabling physical or mental disability Mr. Hawkins may sustain) that would be inconsistent with his position as Chief Executive Officer and/or President which is not remedied by our Board within 30 days after its receipt of prior written notice from Mr. Hawkins; or

      * a relocation of our principal executive offices to a location whose distance is more than twenty-five (25) miles from its location at June 1, 1998, and which relocation was not approved by Mr. Hawkins.

      Upon our termination of Mr. Hawkins' employment for any reason other than Cause or Unsatisfactory Performance or his termination of employment for Good Reason, Mr. Hawkins is entitled to a lump sum, cash severance payment within 60 days of the date of termination of employment equal to 360% of his annual base salary in effect on the date of termination of employment. Based upon his current annual salary, this payment would aggregate $990,000. Mr. Hawkins would also be entitled to the full acceleration of the vesting of his options and restricted shares as described in the Option Grant Table and Summary Compensation Table above.

      Agreement with Dr. Raoul Bonan. Dr. Raoul Bonan has an employment agreement with us, under which he serves as our Vice President and Medical Officer and reports directly to our President. Under his employment agreement, Dr. Bonan currently receives a base salary of $200,000 per year and received options and shares of Common Stock upon commencement of his employment. We have described these options and shares in the "Summary Compensation Table" and "Stock Options" above.

      We may terminate Dr. Bonan's employment for Cause without any further liability to us. In the event of the termination of Dr. Bonan's employment by reason of his death, we must pay Dr. Bonan's estate three months' base compensation. We also may terminate Dr. Bonan's employment without Cause upon 45 days' prior notice. If we terminate Dr. Bonan's employment without Cause prior to May 31, 1999, then no severance shall be payable to him unless we shall then have in place a written severance policy applicable to our employees generally. If we terminate Dr. Bonan's employment without Cause after May 31, 1999, he is entitled to $100,000 as his sole severance compensation. Dr. Bonan may terminate his employment at any time, although he has agreed to endeavor to provide us with at least 90 days' notice.

      Each of the other individuals named in the Summary Compensation Table is employed at will. All individuals named in the Summary Compensation Table are subject to agreements containing certain non-competition and confidentiality provisions.

Compensation of Directors

      Non-employee directors are reimbursed their expenses and receive a fee of $2,000 per Board meeting attended. Such directors who are members of a committee of the Board of Directors receive a fee of $2,000 annually per committee in which such director is a member, regardless of the number of committee meetings attended by such director during the course of the year. During 1998, non-employee directors received an annual retainer of $5,000 paid quarterly.

      On December 18, 1998, the Board granted to each of its non-employee directors a five-year, non-qualified stock option to purchase 10,000 shares of the Common Stock at an exercise price equal to $20.94 per share. With respect to each such option, options to purchase 5,000 shares become exercisable at the earlier of March 31, 1999 or the date of the 1999 Annual Meeting of Shareholders and the 5,000 share balance becomes exercisable at the earlier of March 31, 2000 or the date of the 2000 Annual Meeting of Shareholders. That portion of the options granted to Dr. Weldon that vest in 2000 are subject to shareholder approval of the Non-Employee Director Plan Amendments. On December 18, 1998, subject to shareholder approval of the Non-Employee Director Plan Amendments, the Board also granted to Dr. Harrison a five-year, non-incentive stock option to purchase 5,000 shares of the Common Stock at an exercise price equal to $20.94 per share, all of which options become exercisable at the earlier of March 31, 2001 or the date of the 2001 Annual Meeting of Shareholders. Vesting of all of the foregoing options ceases on such date as the option holder ceases to serve as a director.

      With respect to the options of Dr. Weldon and Dr. Harrison that are subject to shareholder approval of the Non-Employee Director Plan Amendments, see "Issuance by Board of Options to Norman R. Weldon and Donald C. Harrison" on page 35 of this Proxy Statement as to a discussion of potential non-cash compensation charges to the Company.

              REPORT OF STOCK OPTION AND COMPENSATION COMMITTEE OF
                   BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The following is provided to shareholders by the members of the Stock Option and Compensation Committee of the Board of Directors:

      The Committee, comprised of two non-employee directors, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and shareholder return.

Compensation Philosophy

      The primary goal of the Company is to align compensation with the Company's business objectives and performance. The Company's aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term shareholder value. To establish the relationship between executive compensation and the creation of shareholder value, the Committee has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of the compensation philosophy are:

      - The Company pays competitively relative to leading medical device companies with which the Company competes for talent.

      - The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

      - The Company provides significant equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners and not just as employees.

Compensation Program

      The Company's executive compensation program has three major components, all of which are intended to attract, retain and motivate executive officers consistent with the philosophy set forth above. The Committee considers these components of compensation individually, as well as collectively, in determining total compensation for executive officers.

      1. Base salary. Each year the committee establishes base salaries for individual executive officers based upon (i) industry and peer group surveys,
(ii) responsibilities, scope and complexity of each position, and (iii) performance judgements as to each individual's past and expected future contributions. The Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for the Company's executive officers other than the Chief Executive Officer. The Committee reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee's assessment of his past performance and its expectations as to his future contributions in leading the Company.

      2. Annual cash (short-term) incentives. The Company has a discretionary, annual cash incentive plan to provide a direct linkage between individual pay and accomplishing key annual corporate objectives. Target annual bonus awards are established for executive officers and other management employees based upon peer group surveys and range from 13% to 35% of salary. Each officer who served in an executive capacity during and at the end of 1998, including the Chief Executive Officer, received a bonus for such service ranging in amount from approximately 19% to approximately 30% of base salary. The bonus award to the Chief Executive Officer for 1998 was approximately 30% of his base salary. In establishing the bonus amounts for 1998, the Committee considered the attainment of certain key overall corporate goals and objectives, focusing particularly on the Company's product development, manufacturing ramp-up and clinical trial progress during the year. The Committee also considered the performance of each officer in his or her respective areas of accountability and each officer's respective contribution to the success of the Company. Each officer establishes operating objectives for his or her functional area of responsibility at the beginning of the year. At the end of the year each officer is rated on the attainment of those objectives. A major portion of each officer's annual performance bonus is based on attainment of the overall corporate goals and objectives, which are also determined at the beginning of the year. Each officer may receive a portion or the full amount of their targeted annual performance-based bonus.

      3. Equity-based incentive compensation. The Company's primary long-term incentive program consists of its employee stock option plan. This stock option plan generally utilizes a four-year vesting period (although some stock options granted to key executives contain performance-based criteria or accelerated vesting features) to encourage key executives to continue in the employ of the Company. Through stock option grants, executives receive significant equity incentives to build long-term shareholder value. With respect to incentive stock options, the exercise price of such options granted under this stock option plan is 100% of the fair market value of the underlying stock on the date of grant, and with respect to non-qualified stock options, the exercise price of such options granted under this stock option plan is no less than 85% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if the Common Stock appreciates over the long term.

      In February 1998, the Committee granted stock options to the four executive officers who were not founders. In addition, the Committee also granted stock options in 1998 to three new executive officers, including the President, in connection with their recruitment. The Committee elected not to grant options to the Chief Executive Officer and to the Chief Technology Officer during 1998 because of the number of stock options previously issued to such officers, their related vesting schedules, and the value of the founders' stock issued to these executive officers. In reaching its decisions, the Committee relied on its experience, the information gained in the hiring process for such officers, and the value of the officers' previously issued stock options.

      The Committee also grants restricted and non-restricted stock awards to key executives. The restricted stock awards often contain a four-year vesting period similar in nature to the four-year vesting period for stock options. These stock awards are intended to provide the same equity incentives as stock options but with the added benefit of not requiring payment of an exercise price prior to ownership of the underlying stock. In 1998, the Committee granted one key executive a restricted stock award and another key executive a non-restricted stock award.

Compliance with Internal Revenue Code Section 162(m)

      The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code, as amended (the "Code"), adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, unless compensation is performance-based. Since the targeted cash compensation of each of the named executive officers is well below the $1 million threshold and the Committee believes that any options granted under the Company's stock option plan will meet the requirements of being performance-based under the transitional provisions provided in the regulations under Section 162(m), the Committee believes that Section 162(m) will not reduce the tax deduction available to the Company. The Company's policy is to qualify to the extent reasonable its executive officers' compensation for deductibility under applicable tax laws.

Dated:  March 25, 1999
                                    Respectfully submitted,


                                    The Stock Option and Compensation Committee

                                    J. Stephen Holmes, Chairman
                                    Stephen I. Shapiro

      The foregoing Report of the Stock Option and Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

                             STOCK PERFORMANCE GRAPH

      The following graph shows a comparison of cumulative total shareholder returns for the Company's Common Stock, the Nasdaq Stock Market index for U.S. companies, and the Hambrecht & Quist Health Care-Excluding Biotechnology Index. The graph assumes the investment of $100 on May 23, 1996, the date of the Company's initial public offering. The performance shown is not necessarily indicative of future performance.

                               [GRAPHIC OMITTED]

                      SECTION 16 PROXY STATEMENT DISCLOSURE

      Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that officers, directors and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") file reports of their trading in Company equity securities with the Securities and Exchange Commission. Based on a review of Section 16 forms filed by the Reporting Persons during the last fiscal year, the Company believes that the Reporting Persons complied with all applicable Section 16 filing requirements.

                 APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED
                                STOCK OPTION PLAN

General

      In May 1998, the Company amended and restated its Plan under which an aggregate of 3,400,000 shares of Common Stock were reserved for issuance upon exercise of options granted thereunder. On December 18, 1998, the Committee adopted, subject to shareholder approval, the Plan Amendments.

      The purpose of the Plan is to provide incentives for selected employees, officers, consultants and independent contractors of the Company to promote the financial success and progress of the Company by granting such persons options to purchase shares of Common Stock of the Company.

      As of the Record Date, and without taking into account any options that are subject to approval of the Plan Amendments, options to purchase an aggregate of 3,396,700 shares have been granted under the Plan, of which options to purchase an aggregate of 1,476,838 shares are currently outstanding and options to purchase an aggregate of 1,919,862 shares have been exercised. Without giving effect to the Plan Amendment described below to increase by 700,000 shares the number of reserved shares, none of the shares are reserved for issuance under the Plan for options subsequently granted thereunder.

      On April 7, 1999, the most recent practical date prior to the printing of this Proxy Statement, the closing sale price of the Common Stock was $20.50 per share, as reported by The Nasdaq National Market.

Proposed Amendments

      The Plan Amendments provide for the following:

a. the increase in the number of shares of Common Stock reserved for issuance thereunder by 700,000 shares to 4,100,000 shares;

b. the increase in the maximum number of shares from 350,000 to 500,000 with respect to options that may be granted to any person or entity eligible within any one calendar year; and

c. the survival of the term of all options under the Plan upon the option holder's termination of employment by or association with the Company for a limited period of time, up to a maximum of one year.

Explanation of Amendments

a. Increase in the Number of Shares of Common Stock Reserved for Issuance Thereunder by 700,000 Shares to 4,100,000 Shares.

      Presently, the Plan provides for a total of 3,400,000 shares of Common Stock to be issued upon the exercise of incentive stock options (each an "ISO") and stock options not so qualified (each a "NQSO") that may be granted from time to time to persons eligible to receive such options pursuant to the Plan. As noted above, as of the Record Date, none of the shares remain reserved for issuance under the Plan for ISOs and NQSOs subsequently granted thereunder.

      To ensure that the number of shares reserved under the Plan is adequate to attract and retain qualified personnel, the Board believes it is necessary that further shares of Common Stock be reserved for issuance under the Plan. The Board believes that an additional 700,000 shares of Common Stock should be sufficient for this purpose for approximately 18 months.

      As no shares remained reserved for issuance under the Plan at the time of the following grants, these options are therefore contingent upon shareholder approval of this Plan Amendment:

      * On October 16, 1998, the Committee granted to William A. Hawkins an option under the Plan to purchase 120,000 shares at an exercise price of $11.75 per share (the fair market value of the Common Stock on the date of grant).

      * On January 27, 1999 and February 1, 1999, the Committee granted to three Company employees options under the Plan to purchase 1,500 shares and an aggregate of 18,500 shares, respectively, at a price per share of $27.00 and $28.00, respectively (the fair market value of Common Stock on the date of these grants).

      * On February 8, 1999, the Committee granted to David N. Gill an option under the Plan to purchase 50,000 shares at an exercise price of $23.56 per share (the fair market value of Common Stock on the date of the grant).

      * On March 1, 1999, the Committee granted to two Company employees options under the Plan to purchase an aggregate of 9,000 shares at a price per share of $25.625 (the fair market value of Common Stock on the date of these grants).

b. Increase in the Maximum Number of Shares from 350,000 to 500,000 with Respect to Options that may be Granted to any Person or Entity Eligible within any one Calendar Year.

      Presently, the Plan provides that the maximum aggregate number of shares of Common Stock with respect to which options, whether ISOs or NQSOs, that may be granted to any person or entity eligible under the Plan within any one calendar year is 350,000 Shares.

      Under the proposed Plan Amendment, the maximum aggregate number of shares of Common Stock with respect to which options, whether ISOs or NQSOs, that may be granted to any person or entity eligible under the Plan within any one calendar year is increased to 500,000 shares.

      The Board believes that such increase in the amount of options that can be granted per calendar year will provide the Company with greater flexibility in attracting and retaining qualified senior management.

      On October 16, 1998, the Committee granted to William A. Hawkins an option under the Plan to purchase 120,000 shares at an exercise price of $11.75 per share (the fair market value of the Common Stock on the date of grant); as Mr. Hawkins was already granted by the Committee options to purchase an aggregate of 340,000 shares in calendar year 1998, the option to purchase 120,000 shares is therefore contingent upon shareholder approval of this Plan Amendment.

c. Survival of the Term of All Options under the Plan upon the Option Holder's Termination of Employment by or Association with the Company for a Limited Period of Time, up to a Maximum of One Year.

      Presently, the Plan provides that should an option holder die, become disabled, retire or cease to be employed by or associated with the Company for any other reason, all options held by the option holder shall lapse immediately following the last day that the option holder is employed by or associated with the Company except that should an option holder die, the time during which the option may be exercised shall be extended three months for an option holder that held ISOs and six months for an option holder that held NQSOs. In all other cases the Committee, in its discretion, may extend the time during which the option may be exercised; provided, however, the maximum period of an extension that may be allowed shall be three months for an option holder that held ISOs and six months for an option holder that held NQSOs.

      Under the proposed Plan Amendment, should an option holder become disabled, retire or cease to be employed by or associated with the Company for any reason (other than death), all options held by the option holder shall terminate and lapse: (i) in the case of an ISO, on the date 45 days following the last day that the option holder is employed by or associated with the Company and (ii) in the case of a NQSO, on the date six months following the last day that the option holder is employed by or associated with the Company. Should an option holder die, regardless of whether the option holder holds ISOs or NQSOs, all options held by the option holder shall terminate and lapse on the date twelve months following the option holder's death.

      The Board believes that the option holders should be treated uniformly upon their termination of employment by or association with the Company, and that all option holders should be afforded some limited period of time after such termination to exercise any options that have vested on or prior to their termination. In the case of death, as the estate administration process often takes considerable time before a trustee or executor has the authority to acquire assets for the estate, the extension of time to one year for a deceased option holder's estate to exercise previously vested options affords the trustee or executor additional time to exercise such options prior to their lapse.

      The shareholders of the Company are being requested to consider and approve the above-described amendments to the Plan.

Summary of the Plan

      The essential features of the Plan are outlined below.

Administration of the Plan

      The Committee, which may be composed only of two or more "Non-Employee Directors" as defined by Regulation 240.16b-3 under the Exchange Act, administers the Plan.

Eligibility

      ISOs may be granted to employees (including officers) of the Company or any Parent or Subsidiary thereof and NQSOs may be granted to employees, officers, consultants and independent contractors of the Company or any Parent, Subsidiary or Affiliate thereof as the Committee determines will assist the Company's endeavors.

Grant of Options

      The Committee selects persons to be granted options (collectively, the "Optionees" or individually, an "Optionee") and determines (i) whether the respective option is to be an ISO or a NQSO, (ii) the number of shares of Common Stock purchasable under the option, (iii) the time or times when the option becomes exercisable, (iv) the exercise price, which for NQSOs cannot be less than eighty-five percent (85%) of the fair market value of the Common Stock on the date of grant (100% of such fair market value for ISOs), and (v) the duration of the option, which cannot exceed ten years (five years for ISOs granted to a person who owns or is considered as owning stock possessing more than 10% of the total voting power of all classes of stock of the Company or any subsidiary thereof (a "Ten Percent Shareholder").

      The exercise price of an option shall be not less than the fair market value in the case of an ISO, or 85% of the fair market value in the case of a NQSO, of the shares at the time that the option is granted. For purposes of the Plan, the "fair market value" of the shares shall be deemed to be, if the shares are traded on The Nasdaq Stock Market, National Market or on a national securities exchange, the closing sales price of the shares on The Nasdaq Stock Market, National Market or such national securities exchange on the business day immediately preceding the day as of which the determination is being made or on the next preceding day on which the shares were traded if no shares were traded on such day.

      The aggregate fair market value (determined as of the time an option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

      Each option granted under the Plan shall be evidenced by a written stock option grant (the "Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Plan. The date of grant of an option shall be the date on which the Committee makes the determination to grant such option unless otherwise specified by the Committee. The Grant representing the option shall be delivered to the Optionee within a reasonable time after the granting of the option.

      At the discretion of the Committee, the Company may reserve to itself or its assignee(s) in the Grant (a) a right of first refusal to purchase any shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and (b) a right to repurchase any or all shares held by an Optionee upon the Optionee's termination of employment or service with the Company or a Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at
(i) the Optionee's original purchase price, (ii) the fair market value of such shares as determined by the Committee in good faith or (iii) a price determined by a formula or other provision set forth in the Grant.

Exercise of Options

      Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant.

      Payment for the shares may be made (i) in cash, (ii) by surrender of shares of Common Stock of the Company having a fair market value equal to the exercise price of the option, or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment of shares of Common Stock by method (ii) above, the shares so surrendered, if originally issued to the Optionee upon exercise of an option(s) granted by the Company, shall have been held by the Optionee for more than six months.

      Notwithstanding the exercise periods set forth in the Grant, exercise of an option shall always be subject to the following limitations: (i) an option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, as they are in effect on the date of exercise and (ii) the Committee may specify a reasonable minimum number of shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent the Optionee from exercising the option for the full number of shares as to which the option is then exercisable.

      Prior to the issuance of shares upon the exercise of an option, the Optionee is required to pay or make adequate provision for payment of any federal, state or local withholding tax obligations of the Company, in the manner determined in the sole discretion of the Committee. No Optionee shall have any of the rights of a shareholder of the Company with respect to any shares subject to an option until the option has been validly exercised.

Ability to Exercise an Incentive Stock Options

      During the lifetime of the Optionee, an ISO shall be exercisable only by the Optionee.

Option Adjustments

      The Plan contains a customary anti-dilution provision that provides that in the event of any change in number of the Company's outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of the Common Stock available under the Plan and the number of shares subject to outstanding options and exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws. No certificate or scrip representing fractional shares shall be issued upon the exercise of any option and any resulting fractions of a share shall be ignored.

Change of Control

      In the event of a Change of Control (as defined below) of the Company, all outstanding options shall accelerate and become immediately fully exercisable; provided, however, that with respect to any Grant which includes performance milestones relating to the exercisability of the options, the Committee shall have discretion to determine in such Grant the extent, if at all, that such options granted therein shall accelerate and become exercisable upon a Change of Control.

      For purposes of the Plan, a "Change of Control" shall mean (i) the sale or other disposition to a person, entity or group (as such term is defined in Rule 13d-5 under the Exchange Act) of 50% or more of the Company's consolidated assets, (ii) the acquisition of 50% or more of the outstanding shares by a person or group (as such term is defined in Rule 13d-5 under the Exchange Act) or (iii) if the majority of the Company's Board of Directors consists of persons other than Continuing Directors (as defined below).

      The term "Continuing Director" shall mean any member of the Company's Board of Directors on the effective date of the Plan and any other member of the Board of Directors who shall be recommended or elected to succeed or become a Continuing Director by a majority of the Continuing Directors who are then members of the Board of Directors. The aggregate fair market value (determined at the time an option is granted) of ISOs which first become exercisable in the year of such dissolution, liquidation, merger, sale of stock or sale of assets cannot exceed $100,000. Any remaining accelerated options shall be NQSOs.

Amendments to the Plan

      The Committee may at any time terminate or amend the Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to the Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the listed company requirements of The Nasdaq National Market or of a national securities exchange on which the shares of Common Stock are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no amendment of the Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the Optionee.

Transferability of Options

      No ISO may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

      A NQSO may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Committee and as set forth in a grant with an Optionee.

Issuance of Shares

      The shares of Common Stock, when issued and paid for pursuant to options granted under the Plan, shall be issued as fully paid and non-assessable shares.

Termination of the Plan

      No options may be granted under the Plan subsequent to May 26, 2002, but options theretofore granted may extend beyond that date and the terms of the Plan shall continue to apply to such options and to any shares acquired upon exercise thereof. The Plan may be sooner terminated at the discretion of the Committee.

Federal Income Tax Consequences

      The following is based upon federal tax laws and regulations as presently in effect and does not purport to be a complete description of the federal income tax aspects of the Plan. Also, the specific state tax consequences to each participant under the Plan may vary, depending upon the laws of the various states and the individual circumstances of each participant.

Incentive Stock Options

      No taxable income is recognized by the Optionee upon the grant of an ISO under the Plan. Further, no taxable income will be recognized by the Optionee upon exercise of an ISO granted under the Plan and no business expense deduction will be available to the Company. Generally, if the Optionee holds shares acquired upon the exercise of ISOs for at least two (2) years from the date of grant of the option and for at least one (1) year from the date of exercise, any gain on a subsequent sale of such shares will be considered as long-term capital gain. The gain recognized upon the sale of the shares is equal to the excess of the selling price of the shares over the exercise price. Therefore, the net federal income tax effect on the holders of ISOs who meet the required holding period provisions is to defer, until the shares are sold, taxation of any increase in the value of the shares from the date of grant and to treat such gain, at the time of sale, as capital gain rather than ordinary income.

      However, in general, if the Optionee sells the shares prior to expiration of either the two-year or one-year period, referred to as a "disqualifying disposition," the Optionee will recognize taxable income at ordinary tax rates in an amount equal to the lesser of (i) the value of the shares on the date of exercise, less the exercise price; or (ii) the amount realized on the date of sale, less the exercise price, and the Company will receive a corresponding business expense deduction. The balance of the gain recognized on the disqualifying disposition will be long-term or short-term capital gain depending upon the holding period of the optioned shares. The two-year and one-year holding period rules do not apply to optioned shares which are disposed of by the Optionee's estate or a person who acquired such shares by reason of the death of the Optionee.

      Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the Company's other four (4) most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated in the Plan, and shareholder and Board approval of the Plan is obtained. The Plan has been drafted to allow compliance with those performance-based criteria that relate to ISOs.

      If shares of Common Stock are used in payment of the exercise price of an ISO, the following rules apply:

            (i) If the exercise price under an ISO is paid by delivery of shares of Common Stock previously acquired upon exercise of an earlier granted ISO, if such delivery constitutes a "disqualifying disposition" of the delivered shares because such shares of Common Stock had not been held long enough to satisfy the requisite two-year and one-year holding periods applicable to ISOs, such disqualifying disposition will render the Optionee subject to ordinary taxation as discussed above on the delivered shares. To the extent the number of newly acquired shares equals the number of delivered shares as to which there was a disqualifying disposition, the basis for such newly acquired shares will be equal to the fair market value of the delivered shares at the time they were delivered, and the holding period for these newly acquired shares will, except for disqualifying disposition purposes, include the period for which the delivered shares were held; and to the extent the number of newly acquired shares exceeds the number of delivered shares, such additional shares will have a zero basis and a holding period measured from the date of exercise of the option; and

            (ii) If an ISO is exercised with (i) shares of Common Stock acquired upon exercise of an ISO and held for the requisite holding period prior to delivery, (ii) shares of Common Stock acquired under a NQSO, or (iii) shares of Common Stock acquired through open-market purchases, then the Optionee will not recognize any taxable income (other than relating to alternative minimum tax) with respect to the shares of Common Stock so delivered. To the extent the purchased shares equal in number the shares of Common Stock delivered in payment of the exercise price, the newly acquired shares will have the same basis and holding period as the delivered shares. The balance of the purchased shares will have a zero basis for tax purposes, and their holding period will commence on the date these additional shares are acquired upon exercise by the Optionee.

      At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 20%, and items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.

      An employee may be subject to an alternative minimum tax upon exercise of an ISO since the excess of the fair market value of the optioned stock at the date of exercise over the exercise price must be included in alternative minimum taxable income, unless the acquired shares are disposed of in the same year that the option was exercised.

Non-Qualified Stock Options

      As in the case of ISOs, the grant of NQSOs will not result in any taxable income to the Optionee. However, unlike ISOs, generally the Optionee will recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price.

      The fair market value of the shares on the date income is required to be recognized will constitute the tax basis thereof for computing gain or loss on any subsequent sale. Any gain or loss recognized by the Optionee upon the subsequent disposition of the shares will be treated as capital gain or loss and will qualify as long-term capital gain or loss if the shares are held for more than twelve months prior to disposition.

      Generally, the Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the Optionee at the date of exercise. The income recognized by the Optionee will be treated as compensation income and will be subject to income tax withholding by the Company.

      Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the Company's other four (4) most highly compensated executive officers.

Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated in the Plan, and shareholder and Board approval of the Plan is obtained. The Plan has been drafted to allow compliance with those performance-based criteria that relate to NQSOs, except that NQSOs granted with an exercise price less than the fair market value of the Common Stock on the date of the grant will not meet such performance-based criteria and, accordingly, the compensation attributable to such options will be subject to the deductibility limitations contained in
Section 162(m) of the Code.

      At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 20%, and items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.

Issuance by Committee of Options to William A. Hawkins, David N. Gill and Company Employees

      Options to purchase an aggregate of 199,000 shares (issued to William A. Hawkins, David N. Gill and five other Company employees, as previously described), which were outstanding as of the Record Date at a weighted average exercise price of $16.97 per share, have been issued subject to shareholder approval of the Plan Amendments. Given this contingency, the Company will incur a non-cash compensation charge relating to these options to the extent that, on the date shareholders approve these Plan Amendments, the fair market value of the Common Stock is greater than the exercise prices of these options. Assuming these Plan Amendments are approved and using as an example a fair market value of $20.50 per share of Common Stock (the closing sale price on April 7, 1999, the most recent practical date prior to the printing of this Proxy Statement, as reported by The Nasdaq National Market), the non-cash compensation charge with respect to the foregoing options to purchase an aggregate of 199,000 shares would total $702,470, or an average of approximately $175,618 per year over the four year vesting periods of these options, commencing in 1999.

      Pursuant to Underwriting Agreements between Morgan Stanley & Co. Incorporated ("Morgan Stanley") on behalf of certain underwriters, and each of the Company and its directors, executive officers and certain other stockholders, such directors, executive officers and certain other stockholders have agreed that during the 90-day period from March 15, 1999 through June 13, 1999, they will not, among other things, grant, sell or purchase any stock options, without the prior written consent of Morgan Stanley.

      The following table summarizes the value of unexercised options to be received by William A. Hawkins, David N. Gill and the five Company employees in the event the above-described Plan Amendments are approved by the Company's shareholders:

                                NEW PLAN BENEFIT

                     Amended and Restated Stock Option Plan

                                         Dollar             Number
            Name and Position           Value (1)         of Shares(2)
            -----------------           ---------         ------------

            William A. Hawkins         $1,050,000          120,000

            David N. Gill              $     --             50,000

            Employee Group             $     --             29,000

(1) Equal to the difference between the $20.50 per share closing sale price of the Common Stock on April 7, 1999, the most recent practical date prior to the printing of this Proxy Statement, as reported by The Nasdaq National Market, and the per share exercise price for the respective options. When no dollar value is indicated, the exercise price of the option is greater than $20.50 per share.

(2) All options are for a term of ten years from the date of grant and exercisable cumulatively at the annual rate of one quarter of the number of underlying shares, commencing one year from the date of grant.

Required Vote

      Approval of the amendments to the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. In instances of broker non-votes, those shares will not be included in the vote totals, and therefore will have no effect on the vote for the approval of the Plan Amendments. Unless marked to the contrary, proxies received will be voted FOR approval of the Plan Amendments.

      The Board of Directors recommends that shareholders vote FOR the approval of the Plan Amendments.

                 APPROVAL OF AMENDMENTS TO NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN

General

      On August 20, 1996 the Committee adopted the Director Plan, under which an aggregate of 100,000 NQSOs are reserved for issuance as an aggregate of 100,000 shares of Common Stock. On December 18, 1998, the Board of Directors adopted, subject to shareholder approval, the Non-Employee Director Plan Amendments.

      The purpose of the Director Plan is to provide additional incentives to Non-Employee Directors (as defined by the current Regulation 240.16b-3 under the Exchange Act; see "Administration of Plan" above) to promote the financial success and progress of the Company by granting such persons options to purchase shares of the Common Stock.

      As of the Record Date, and without taking into account any options that are subject to approval of the Non-Employee Director Plan Amendments, options to purchase an aggregate of 100,000 shares have been granted under the Director Plan, of which options to purchase an aggregate of 92,500 shares are currently outstanding and options to purchase an aggregate of 7,500 shares have been exercised. Without giving effect to the Non-Employee Director Plan Amendment described below to increase by 100,000 shares the number of reserved shares, none of the shares are reserved for issuance under the Director Plan for options subsequently granted thereunder.

      On April 7, 1999, the most recent practical date prior to the printing of this Proxy Statement, the closing sale price of the Common Stock was $20.50 per share, as reported by The Nasdaq National Market.

Proposed Amendments

      The Non-Employee Director Plan Amendments provide for the following:

a. the increase in the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares to 200,000 shares; and

b. the elimination of the maximum number of shares with respect to options that may be granted to any holder within any one calendar year.

Explanation of Amendments

a. Increase in the Number of Shares of Common Stock Reserved for Issuance Thereunder by 100,000 Shares to 200,000 Shares.

      Presently, the Director Plan provides for a total of 100,000 shares of Common Stock to be issued upon the exercise of NQSOs that may be granted from time to time to Non-Employee Directors. As noted above, as of the Record Date, none of the shares remain reserved for issuance under the Director Plan for NQSOs subsequently granted thereunder.

      To ensure that the number of shares reserved under the Director Plan is adequate to attract and retain qualified directors, the Board believes it is necessary that further shares of Common Stock be reserved for issuance under the Director Plan. The Board believes that an additional 100,000 shares of Common Stock should be sufficient for this purpose for approximately 24 months.

      On December 18, 1998 the Board granted to Norman R. Weldon a five-year NQSO under the Director Plan to purchase 10,000 shares of the Common Stock at an exercise price of $20.94 per share (the fair market value of Common Stock on the date of grant). With respect to such NQSO, 5,000 shares become exercisable at the earlier of March 31, 1999 or the date of the 1999 Annual Meeting of Shareholders, and the 5,000 share balance becomes exercisable at the earlier of March 31, 2000 or the date of the 2000 Annual Meeting of Shareholders. As only 5,000 shares remained reserved for issuance under the Director Plan at the time of this grant to Dr. Weldon, the portion of Dr. Weldon's option that vests in 2000 (covering 5,000 shares) is subject to shareholder approval of this Non-Employee Director Plan Amendment.

      On December 18, 1998, the Board also granted to Donald C. Harrison a five-year NQSO under the Director Plan to purchase 5,000 shares of the Common Stock at an exercise price of $20.94 per share (the fair market value of Common Stock on the date of grant), which becomes exercisable in its entirety at the earlier of March 31, 2001 or the date of the 2001 Annual Meeting of Shareholders. As only no shares remained reserved for issuance under the Director Plan at the time of this grant to Dr. Harrison, this option is subject to shareholder approval of this Non-Employee Director Plan Amendment.

b. Elimination of the Maximum Number of Shares with Respect to Options that may be Granted to any Option Holder within any One Calendar Year.

      Presently, the Director Plan provides that the maximum aggregate number of shares of Common Stock with respect to which options may be granted to any Non-Employee Director under the Director Plan within any one calendar year is 15,000 shares.

      Section 162(m) of the Code disallows a deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, unless compensation is performance-based. As none of the persons eligible for options under the Director Plan qualify as such executive officers, the non-deductibility requirements of Section 162(m) of the Code are inapplicable to compensation under the Director Plan. Therefore, in order to provide the most flexibility for the granting of NQSOs under the Director Plan, the Board believes that the maximum limit on grants to any Non-Employee Director within any one calendar year should be eliminated.

The shareholders of the Company are being requested to consider and approve the above-described amendments to the Director Plan.

Summary of the Director Plan

      The essential features of the Director Plan are outlined below.

Administration of the Director Plan

      The Director Plan is currently administered by the Board of Directors of the Company.

Eligibility

      Individuals who are Non-Employee Directors of the Company shall be eligible to participate in the Director Plan. Each Non-Employee Director to whom an option is granted hereunder is referred to as an "Optionee."

Grant of Options

      The Board selects Non-Employee Directors to be granted options and determines (i) the number of shares of Common Stock purchasable under the option, (ii) the time or times when the option becomes exercisable, (iii) the exercise price, which cannot be less than the fair market value of a share of Common Stock on the date of grant and (iv) the duration of the option, which cannot exceed five years.

      For purposes of the Director Plan, the "fair market value" of the shares shall be deemed to be, if the shares are traded on The Nasdaq Stock Market or on a national securities exchange, the closing sales price of the shares on The Nasdaq Stock Market, National Market or such national securities exchange on the business day immediately preceding the day as of which the determination is being made or on the next preceding day on which the shares were traded if no shares were traded on such day.

      Each option granted under the Director Plan shall be evidenced by a written stock option agreement in such form (which need not be the same for each Optionee) as the Board shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Director Plan. The date of Grant of an option shall be the date on which the Board makes the determination to grant such option unless otherwise specified by the Board. The Grant representing the option shall be delivered to the Optionee within a reasonable time after the granting of the option.

      At the discretion of the Board, the Company may reserve to itself or its assignee(s) in the stock option agreement (a) a right of first refusal to purchase any shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and (b) a right to repurchase any or all shares held by an Optionee upon the Optionee's termination of directorship with the Company for any reason within a specified time as determined by the Board at the time of Grant at (i) the Optionee's original purchase price, (ii) the fair market value of such shares as determined by the Board in good faith or (iii) a price, determined by a formula or other provision, set forth in the stock option agreement.

Exercise of Options

      Options shall be exercisable within the times or upon the events determined by the Board as set forth in the stock option agreement.

      Payment for the shares may be made (i) in cash, (ii) by surrender of shares of Common Stock of the Company having a fair market value equal to the exercise price of the option; or (iii) by any combination of the foregoing where approved by the Board in its sole discretion; provided, however, in the event of payment of shares of Common Stock by method (ii) above, the shares so surrendered, if originally issued to the Optionee upon exercise of an option(s) granted by the Company, shall have been held by the Optionee for more than six months.

      Notwithstanding the exercise periods set forth in the stock option agreement, exercise of an option shall always be subject to the following limitations: (i) an option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise and (ii) the Board may specify a reasonable minimum number of shares that may be purchased on any exercise of an option, provided that such minimum number will not prevent the Optionee from exercising the option for the full number of shares as to which the option is then exercisable.

      Prior to the issuance of shares upon the exercise of an option, the Optionee is required to pay or make adequate provision for payment of any federal, state or local withholding tax obligations of the Company, in the manner determined in the sole discretion of the Board. No Optionee shall have any of the rights of a shareholder of the Company with respect to any shares subject to an option until the option has been validly exercised.

Termination or Lapse of Options

      In the event of death of the Optionee or voluntary or involuntary termination of directorship with the Company of the Optionee, such option may, subject to the provisions of the Director Plan and any restrictions or limitations as are determined by the Board, be exercised as to those optioned shares in respect of which such option has not previously been exercised, but only to the extent that such option could be exercised by the Optionee on the date of such death or voluntary or involuntary termination of directorship with the Company (whichever is the applicable case): (i) in the event of the death of the Optionee, then by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, within twelve months from the date of death, but in no event subsequent to the expiration date of the option; or (ii) in the event of the Optionee's voluntary or involuntary termination of directorship with the Company, then by the Optionee within twelve months from the date of termination, but in no event subsequent to the expiration date of the option.

Option Adjustments

      The Director Plan contains a customary anti-dilution provision that provides that in the event of any change in number of the Company's outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of the Common Stock available under the Director Plan and the number of shares subject to outstanding options and exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Board of Directors or shareholders of the Company and compliance with applicable securities laws. No certificate or scrip representing fractional shares shall be issued upon the exercise of any option and any resulting fractions of a share :shall be ignored.

Change of Control of the Company

      Notwithstanding any contrary terms in the grant of options under the Director Plan, in the event of a "Change of Control", all outstanding options all accelerate and become immediately fully exercisable. For purposes of the Director Plan, a "Change In Control" shall mean (i) the sale or other disposition to a person, entity or group (as such term is defined in Rule 13d-5 under the Exchange Act) of 50% or more of the

Company's consolidated assets, (ii) the acquisition of 50% or more of the outstanding shares of Common Stock by a person or group (as such term is defined in Rule 13d-5 under the Exchange Act) or (iii) if the majority of the Board consists of persons other than "Continuing Directors". The term "Continuing Director" shall mean any member of the Board on the effective date of the Director Plan and any other member of the Board who shall be recommended or elected to succeed or become a Continuing Director by a majority of the Continuing Directors who are then members of the Board.

Amendments to the Director Plan

      The Board may at any time terminate or amend the Director Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to the Director Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the listed company requirements of The Nasdaq National Market or of a national securities exchange on which the shares of Common Stock are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no amendment of the Director Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the Optionee.

Transferability of Options

      An option may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Board and as set forth in a stock option agreement with an Optionee.

Issuance of Shares

      The shares of Common Stock, when issued and paid for pursuant to options granted under the Director Plan, shall be issued as fully paid and non-assessable shares.

Termination of the Director Plan

      No option shall be granted pursuant to the Director Plan on or after December 31, 2001, but options theretofore granted may extend beyond that date and the terms of the Director Plan shall continue to apply to such options and to any shares of Common Stock acquired upon exercise thereof.

Federal Income Tax Consequences

      The following is based upon federal tax laws and regulations as presently in effect and does not purport to be a complete description of the federal income tax aspects of the Director Plan. Also, the specific state tax consequences to each participant under the Director Plan may vary, depending upon the laws of the various states and the individual circumstances of each participant.

Non-Qualified Stock Options

      The grant of NQSOs will not result in any taxable income to the Optionee. Generally, the Optionee will recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price.

      The fair market value of the shares on the date income is required to be recognized will constitute the tax basis thereof for computing gain or loss on any subsequent sale. Any gain or loss recognized by the

Optionee upon the subsequent disposition of the shares will be treated as capital gain or loss and will qualify as long-term capital gain or loss if the shares are held for more than twelve months prior to disposition.

      Generally, the Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the Optionee at the date of exercise. The income recognized by the Optionee will be treated as compensation income and will be subject to income tax withholding by the Company.

      Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the Company's other four (4) most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for a specified period is stated in the Director Plan, and shareholder and Board approval of the Director Plan is obtained. The Director Plan has been drafted to allow compliance with those performance-based criteria that relate to NQSOs, except that NQSOs granted with an exercise price less than the fair market value of the Common Stock on the date of the grant will not meet such performance-based criteria and, accordingly, the compensation attributable to such options will be subject to the deductibility limitations contained in
Section 162(m) of the Code.

      At the date of this Proxy Statement, long-term capital gain is taxed to individuals at a maximum preferential rate of 20%, and items of ordinary income are currently taxed to individuals at a maximum rate of 39.6%.

Issuance by Board of Options to Norman R. Weldon and Donald C. Harrison

      Options to purchase an aggregate of 10,000 shares (issued to Norman R. Weldon and Donald C. Harrison, as previously described), which were outstanding as of the Record Date at an exercise price of $20.94 per share, have been issued subject to shareholder approval of the Non-Employee Director Plan Amendments. Given this contingency, the Company will incur a non-cash compensation charge relating to these options to the extent that, on the date shareholders approve these Non-Employee Director Plan Amendments, the fair market value of the Common Stock is greater than the exercise prices of these options.

      Pursuant to Underwriting Agreements between Morgan Stanley on behalf of certain underwriters, and each of the Company and its directors, executive officers and certain other stockholders, such directors, executive officers and certain other stockholders have agreed that during the 90-day period from March 15, 1999 through June 13, 1999, they will not, among other things, grant, sell or purchase any stock options, without the prior written consent of Morgan Stanley.

      The following table summarizes the value of unexercised options to be received by Norman R. Weldon and Donald C. Harrison in the event the above-described Non-Employee Director Plan Amendments are approved by the Company's shareholders:

                                NEW PLAN BENEFIT

                     Non-Employee Director Stock Option Plan

                                       Dollar          Number
            Name and Position         Value (1)       of Shares
            -----------------         ---------       ---------

            Norman R. Weldon           $   --           5,000

            Donald C. Harrison         $   --           5,000

(1) The closing sale price of the Common Stock on April 7, 1999, the most recent practical date prior to the printing of this Proxy Statement, as reported by The Nasdaq National Market, was $20.50. As the exercise price of the options described above is greater than $20.50 per share, no dollar value is indicated.

Required Vote

      Approval of the amendments to the Director Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. In instances of broker non-votes, those shares will not be included in the vote totals, and therefore will have no effect on the vote for the approval of the Non-Employee Director Plan Amendments. Unless marked to the contrary, proxies received will be voted FOR approval of the Non-Employee Director Plan Amendments.

      The Board of Directors recommends that shareholders vote FOR the approval of the Non-Employee Director Plan Amendments.

              RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

      Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors for the year ending December 31, 1999.

      The ratification of the reappointment of Ernst & Young LLP will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. In instances of broker non-votes, those shares will not be included in the vote totals and therefore will have no effect on the ratification of the reappointment of the independent auditors.

      It is anticipated that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer appropriate questions within such firm's field of expertise. Such representative will have the opportunity to make a statement if he/she desires to do so.

      The Board of Directors recommends that shareholders vote FOR the reappointment of Ernst & Young LLP as independent auditors for the year ending December 31, 1999.

                                 OTHER BUSINESS

      Management does not know of any matter to be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal to be considered for inclusion in the Company's proxy soliciting material for the next Annual Meeting of Shareholders must be received by the Company at its principal office by December 31, 1999.

Dated:  April 12, 1999

                                    APPENDIX

1. Copy of Company's Amended and Restated Stock Option Plan, as amended and restated as of December 18, 1998 (subject to approval by Company's shareholders of Plan Amendments).

2. Copy of Company's Non-Employee Director Stock Option Plan, as amended and restated as of December 18, 1998 (subject to approval by Company's shareholders of Non-Employee Director Plan Amendments).

                             NOVOSTE CORPORATION
                    AMENDED AND RESTATED STOCK OPTION PLAN

               As Amended and Restated as of December 18, 1998

      1. PURPOSE. This Stock Option Plan ("Plan") is established to provide incentives for selected persons to promote the financial success and progress of Novoste Corporation ("Company") by granting such persons options to purchase shares of common stock of the Company.

      2. DEFINITION OF "NON-EMPLOYEE DIRECTOR". As defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a "Non-Employee Director" is a person not currently an officer of the Company or a parent or subsidiary, who does not receive compensation either directly or indirectly as a consultant of the Company (except for an amount not required to be disclosed under Item 404(a) of Regulation S-K, e.g., not more than $60,000), does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K, and is not engaged in a business relationship which would require disclosure under Item 404(b) of Regulation S-K (e.g., where the director has a ten percent or more equity interest in an entity which makes or receives payments in excess of five percent of the Company's or that entity's consolidated gross revenues).

      3. ADOPTION OF PLAN; STOCK OPTION AND COMPENSATION COMMITTEE. This Plan shall be effective on the date that it is adopted by the Stock Option and Compensation Committee ("Committee") of the Board of Directors of the Company. The Committee shall at all times be composed only of two or more Non-Employee Directors. The Committee shall have and may exercise any and all of the powers relating to the administration of this Plan and the grant of options hereunder as are set forth herein.

      4. ADMINISTRATION.

            (a) This Plan shall be administered by the Committee.

            (b) The Committee shall have the authority to (i) exercise all of the powers granted to it under this Plan, (ii) construe, interpret and implement this Plan and any Grants (as defined below) executed pursuant to Section 8 hereof, (iii) prescribe, amend and rescind rules and regulations relating to this Plan, (iv) make all determinations necessary or advisable in administering this Plan and (v) correct any defect, supply any omission and reconcile any inconsistency in this Plan.

            (c) The determination of the Committee on all matters relating to this Plan or any Grant shall be final, binding and conclusive.

            (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any award thereunder.

            5. TYPES OF OPTIONS AND SHARES. Options granted under this Plan ("Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or (b) nonqualified stock options ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan ("Shares") are shares of the common stock of the Company.

      6. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 4,100,000 Shares. Such number of Shares shall be subject to adjustment as provided in this Plan. If any Option is terminated in whole or in part for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

      7. ELIGIBILITY. Options may be granted only to such employees, officers, consultants and independent contractors of the Company or any Parent, Subsidiary or Affiliate of the Company (as defined below) as the Committee shall select from time to time in its sole discretion ("Optionees"), provided that only employees of the Company or a Parent or Subsidiary of the Company shall be eligible to receive ISOs. An Optionee may be granted more than one Option under this Plan. As used in this Plan, the following terms shall have the following meanings:

            (a) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (b) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (c) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

      8. TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine whether each Option is to be an ISO or a NQSO, the number of Shares for which the Option shall be granted, the exercise price of the Option, the periods during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following terms and conditions:

            (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

            (b) Exercise Price. The exercise price of an Option shall be not less than the Fair Market Value (as defined herein) in the case of an ISO, or 85% of the Fair Market Value in the case of a NQSO, of the Shares at the time that the Option is granted. The term "Fair Market Value" means the closing sale price for a Share on the immediately preceding trading date as reported on The Nasdaq National Market or, if no closing sale price shall have been made on such relevant date, on the next preceding day on which there was a closing sale price; provided, however, that if no closing sale price shall have been made within the ten business days preceding such relevant date, or if deemed appropriate by the Committee for any other reason, the Fair Market Value of such Shares shall be as determined by the Committee. In no event shall the Fair Market Value of any Share be less than its par value.

            (c) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of ten years from the date the Option is granted and is subject to earlier termination in the event of the death or the voluntary or involuntary termination of the Optionee as set forth herein; provided, further, that no ISO granted to a Ten Percent Shareholder (as defined by Section 422 of the Code) shall be exercisable after the expiration of five years from the date the ISO is granted.

            (d) Limitations on ISOs. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

            (e) Limitations on ISOs and NQSOs. Notwithstanding anything herein, the maximum aggregate number of Shares with respect to which Options, whether ISOs or NQSOs, may be granted to any person or entity eligible therefor under this Plan within any one calendar year is 500,000 Shares.

            (f) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option shall be delivered to the Optionee within a reasonable time after the granting of the Option.

      9. EXERCISE OF OPTIONS.

            (a) Notice. Options may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

            (b) Payment. Payment for the Shares may be made (i) in cash, (ii) by surrender of Shares having a Fair Market Value equal to the exercise price of the Option or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment for the Shares by method (ii) above, the Shares so surrendered, if originally issued to the Optionee upon exercise of an Option(s) granted by the Company, shall have been held by the Optionee for more than six months.

            (c) Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal, state or local withholding obligations of the Company, if applicable.

            (d) Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                  (i) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended ("Securities Act"), and all applicable state securities laws, as they are in effect on the date of exercise.

                  (ii) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the Option for the full number of Shares as to which the Option is then exercisable.

      10. DEATH OR VOLUNTARY OR INVOLUNTARY TERMINATION. Should an Optionee become disabled, retire or cease to be employed by or associated with the Company for any reason (other than death), all Options held by the Optionee shall terminate and lapse: (i) in the case of an ISO, on the date 45 days following the last day that the Optionee is employed by or associated with the Company and (ii) in the case of a NQSO, on the date six months following the last day that the Optionee is employed by or associated with the Company. Should an Optionee die, regardless of whether the Optionee holds ISOs or NQSOs, all Options held by the Optionee shall terminate and lapse on the date twelve months following the Optionee's death. Following the termination of an Optionee's employment by or association with the Company for any reason (including death), an Option may be exercised only for the number of Shares for which it could have been exercised on such termination date (and in no event following the expiration of such Option's term).

      11. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan.

      12. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Committee, Board of Directors or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

      13. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment at any time, with or without cause.

      14. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all applicable state securities laws and compliance with the requirements of any stock exchange on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the Securities Act or with the registration or qualification requirement of any state securities laws or stock exchange.

      15. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself or its assignee(s) in the Grant (a) a right of first refusal to purchase any Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and (b) a right to repurchase any or all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or a Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at (i) the Optionee's original purchase price,
(ii) the Fair Market Value of such Shares as determined by the Committee in good faith or (iii) a price determined by a provision set forth in the Grant.

      16. CHANGE OF CONTROL. In the event of a Change of Control (as defined herein), all outstanding Options shall accelerate and become immediately fully exercisable; provided, however, that with respect to any Grant which includes performance milestones relating to the exercisability of the Options included therein, the Committee shall have discretion to determine in such Grant the extent, if at all, that such Options granted therein shall accelerate and become exercisable upon a Change of Control. For purposes of this Plan, a "Change of Control" shall mean (i) the sale or other disposition to a person, entity or group (as such term is defined in Rule 13d-5 under the Exchange Act) of 50% or more of the Company's consolidated assets, (ii) the acquisition of 50% or more of the outstanding Shares by a person or group (as such term is defined in Rule 13d-5) or (iii) if the majority of the Company's Board of Directors consists of persons other than Continuing Directors (as defined herein). The term "Continuing Director" shall mean any member of the Company's Board of Directors on the effective date of this Plan and any other member of the Board of Directors who shall be recommended or elected to succeed or become a Continuing Director by a majority of the Continuing Directors who are then members of the Board of Directors. The aggregate Fair Market Value (determined at the time an Option is granted) of ISOs which first become exercisable in the year of such dissolution, liquidation, merger, sale of stock or sale of assets cannot exceed $100,000. Any remaining accelerated Options shall be NQSOs.

      17. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of Grant, agreement or instrument to be executed pursuant to this Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the provisions of Section 162(m) of the Code, or the listed company requirements of The Nasdaq National Market or of a national securities exchange on which the Shares are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

      18. TERM OF PLAN. No Option shall be granted pursuant to this Plan on or after May 26, 2002, but Options theretofore granted may extend beyond that date and the terms of this Plan shall continue to apply to such Options and to any Shares acquired upon exercise thereof.

      19. APPLICABLE LAW. The validity, interpretation and enforcement of this Plan shall be governed in all respects by the laws of the State of Florida and the United States of America.

      20. ISSUANCE OF SHARES. The Shares, when issued and paid for pursuant to the Options granted hereunder, shall be issued as fully paid and non-assessable Shares.

      21. NON-TRANSFERABILITY OF ISOs. No ISO granted pursuant to the Plan shall be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner otherwise than by will or by the laws of descent or distribution and an ISO may be exercised during the lifetime of the Optionee only by such Optionee.

      22. TRANSFERABILITY OF NQSOs. A NQSO may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Committee and as set forth in a Grant with an Optionee.

                          [TO BE TYPED ON LETTERHEAD
                           OF NOVOSTE CORPORATION]

                         INCENTIVE STOCK OPTION AWARD

Date of Grant        [DATE]

Recipient            [NAME]

Number of Shares     [NUMBER]

Purchase Price
per Share            [PRICE-PER-SHARE]

Total Purchase
Price                [NUMBER] x [PRICE-PER-SHARE]

Dear [NAME]:

We are pleased to inform you that, as a key employee of Novoste Corporation (the "Company"), you are hereby granted an option to purchase shares of Novoste Common Stock, par value $.01 per share, in the amount and at the price per share stated above. This option is granted pursuant to the Company's Amended and Restated Stock Option Plan (the "Plan"), a copy of which is attached, and is intended to be an ISO as defined by the Plan. This option is exercisable for a period of ten years from the date of the grant as stated above.

The right to exercise your option will vest per the following schedule:

From the date of the grant            No part of the option grant shall vest
for one year

More than one but less than two       25% of the option grant shall vest
years after the date of the grant

More than two but less than three     50% of the option grant shall vest
years after the date of the grant

More than three but less than four    75% of the option grant shall vest
years after the date of the grant

More than four years after the        100% of the option grant shall vest
date of the grant

This option may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Company's Stock Option and Compensation Committee (the "Committee"), stating the number of shares being purchased, the restrictions imposed on the shares and such representations and agreements regarding your investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of shares being purchased.

Payment for the shares may be made (i) in cash, (ii) by surrender of shares having a Fair Market Value (as defined in the Plan) equal to the exercise price of this option or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, that in the event of payment for the shares by method (ii) above, the shares so surrendered, if originally issued to you upon exercise of an option(s) granted by the Company, shall have been held by you for more than six months.

You may purchase all shares that are vested at any time prior to the expiration of the option by delivering full payment to the Corporate Secretary. You may purchase all or part of the shares which are vested; however, you may not make partial purchases in increments of less than 100 shares.

This option cannot be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Only you may exercise this option during your lifetime.

Sincerely,


Thomas D. Weldon
President and CEO

                          [TO BE TYPED ON LETTERHEAD
                           OF NOVOSTE CORPORATION]

                       NON-QUALIFIED STOCK OPTION AWARD

Date of Grant        [DATE]

Recipient            [NAME]

Number of Shares     [NUMBER]

Purchase Price
per Share            [PRICE-PER-SHARE]

Total Purchase
Price                [NUMBER] x [PRICE-PER-SHARE]

Dear [NAME]:

We are pleased to inform you that, as a key employee of Novoste Corporation (the "Company"), you are hereby granted an option to purchase shares of Novoste Common Stock, par value $.01 per share, in the amount and at the price per share stated above. This option is granted pursuant to the Company's Amended and Restated Stock Option Plan (the "Plan"), a copy of which is attached, and is intended to be a NQSO as defined by the Plan. This option is exercisable for a period of ten years from the date of the grant as stated above.

The right to exercise your option will vest per the following schedule:

From the date of the grant for        No part of the option grant shall vest
one year

More than one but less than two       25% of the option grant shall vest
years after the date of the grant

More than two but less than three     50% of the option grant shall vest
years after the date of the grant

More than three but less than four    75% of the option grant shall vest
years after the date of the grant

More than four years after the        100% of the option grant shall vest
date of the grant

This option may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Company's Stock Option and Compensation Committee (the "Committee"), stating the number of shares being purchased, the restrictions imposed on the shares and such representations and agreements regarding your investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of shares being purchased.

Payment for the shares may be made (i) in cash, (ii) by surrender of shares having a Fair Market Value (as defined in the Plan) equal to the exercise price of this option or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, that in the event of payment for the shares by method (ii) above, the shares so surrendered, if originally issued to you upon exercise of an option(s) granted by the Company, shall have been held by you for more than six months.

You may purchase all shares that are vested at any time prior to the expiration of the option by delivering full payment to the Corporate Secretary. You may purchase all or part of the shares which are vested; however, you may not make partial purchases in increments of less than 100 shares.

This option cannot be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Only you may exercise this option during your lifetime. [MAY BE MODIFIED IF FORM S-8 REQUIREMENTS CHANGE]

Sincerely,


Thomas D. Weldon
President and CEO

                   NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                      OF

                             NOVOSTE CORPORATION

               As Amended and Restated as of December 18, 1998

1. Purpose of Plan.

            The purpose of this Non-Employee Director Stock Option Plan ("Plan") is to provide additional incentives to Non-Employee Directors (as defined below) of Novoste Corporation ("Company") to promote the financial success and progress of the Company by granting such persons options to purchase shares of the Company's Common Stock ("Common Stock"). The options to purchase shares of Common Stock under this Plan shall not qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

2. Definition of "Non-Employee Director".

            As defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a "Non-Employee Director" is a person not currently an officer of the Company or a parent or subsidiary, who does not receive compensation either directly or indirectly as a consultant of the Company (except for an amount not required to be disclosed under Item 404(a) of Regulation S-K, e.g., not more than $60,000), does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K, and is not engaged in a business relationship which would require disclosure under Item 404(b) of Regulation S-K (e.g., where the director has a ten percent or more equity interest in an entity which makes or receives payments in excess of five percent of the Company's or that entity's consolidated gross revenues).

3. Adoption of Plan.

            This Plan shall be effective on the date that it is adopted by the Board of Directors of the Company ("Board"). The Board shall have and may exercise any and all of the powers relating to the administration of this Plan and the grant of options hereunder as are set forth herein.

4. Administration.

            (a)   This Plan shall be administered by the Board.

            (b) The Board shall have the authority to (i) exercise all of the powers granted to it under this Plan, (ii) construe, interpret and implement this Plan and any Stock Option Agreements executed pursuant to Section 8 hereof, (iii) prescribe, amend and rescind rules and regulations relating to this Plan, (iv) make all determinations necessary or advisable in administering this Plan and (v) correct any defect, supply any omission and reconcile any inconsistency in this Plan.

            (c) The determination of the Board on all matters relating to this Plan or any Stock Option Agreement shall be final, binding and conclusive.

            (d) No member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any award thereunder.

5. Eligibility.

            Individuals who are Non-Employee Directors of the Company shall be eligible to participate in this Plan. Each Non-Employee Director to whom an option is granted hereunder is referred to as an "Optionee."

6. Shares Subject to this Plan.

            The maximum number of shares of Common Stock that may be issued pursuant to options granted under this Plan to all Optionees is 200,000 shares, which shares may, at the discretion of the Board, be either authorized but unissued shares or shares previously issued and reacquired by the Company. Such number of shares shall be subject to adjustment as provided in this Plan. If any option is terminated or unpurchased in whole or in part for any reason without being exercised in whole or in part, the shares thereby released from such option shall be available for purchase under other options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of shares of Common Stock as shall be required to satisfy the requirements of outstanding options under this Plan.

7. Granting of Options; Effective Date.

            Until the expiration or sooner termination of this Plan, the Board, at any time and from time to time, may grant options to Non-Employee Directors for such number of shares, at such option price, and subject to the terms and provisions of this Plan. The date on which the grant of an option is authorized by the Board shall be the effective date of grant for all purposes, notwithstanding the fact that written acceptance by the Optionee of such grant may take place thereafter.

8. Terms and Conditions of Options.

            All options granted under this Plan shall be evidenced by a written Stock Option Agreement (which may incorporate the provisions of this Plan by reference and which shall be in such form as the Board shall approve) signed by the President of the Company and the Optionee. All options shall be granted subject to the following terms and conditions:

            (a) Exercise Price. The exercise price per share with respect to each option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

            (b) Fair Market Value. The term "Fair Market Value" as used herein as of any date and in respect of any share of Common Stock means the closing sale price for a share of Common Stock on the immediately preceding trading date as reported on The Nasdaq National Market or, if no closing sale price shall have been made on such relevant date, on the next preceding day on which there was a closing sale price; provided, however, that if no closing sale price shall have been made within the ten business days preceding such relevant date, or if deemed appropriate by the Board for any other reason, the Fair Market Value of such shares of Common Stock shall be as determined by the Board. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

            (c) Option Term. Each option shall be granted for a term determined from time to time by the Board, but in no event shall an option be granted for a term of more than five years and each option is subject to earlier termination in the event of the death or the voluntary or involuntary termination of the Optionee as set forth herein.

            (d)   [intentionally omitted]

            (e) Exercise of Options. Options shall be exercisable within the times or upon the events determined by the Board as set forth in the grant of options; provided, however, that no option shall be exercisable after the expiration of five years from the date the option is granted. Upon exercise no fractional shares of Common Stock shall be issued or transferred and no payments shall be made in lieu of fractional shares. No shares of Common Stock shall be issued or delivered until full payment therefor has been made. No option may be exercised for fewer than the lesser of (i) 500 shares of Common Stock or
                  (ii) all remaining shares of Common Stock subject to the option.

            (f) Notice of Exercise. Options may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Board, stating the number of shares of Common Stock being purchased, the restrictions imposed on the shares of Common Stock and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of shares of Common Stock being purchased.

            (g)   Payment. Payment for the shares of Common Stock may be made
                  (i) in cash, (ii) by surrender of shares of Common Stock having a Fair Market Value equal to the exercise price of the option or (iii) by any combination of the foregoing where approved by the Board in its sole discretion; provided, however, in the event of payment for the shares of Common Stock by method (ii) above, the shares of Common Stock so surrendered, if originally issued to the Optionee upon exercise of an option(s) granted by the Company, shall have been held by the Optionee for more than six months.

            (h) Purchase for Investment. If the shares of Common Stock subject to an option have not been registered under the Securities Act of 1933, as amended ("Securities Act"), the Board shall have the right to require, as a condition to any exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act, including but not limited to the representation that any and all shares of Common Stock purchased upon exercise of the option will be purchased for investment and not with a view to the distribution or resale thereof and to agree that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the Stock Option Agreement or as may be imposed by law.

            (i) Death or Voluntary or Involuntary Termination. In the event of death of the Optionee or voluntary or involuntary termination of directorship with the Company of the Optionee, such option may, subject to the provisions of this Plan and any restrictions or limitations as are determined by the Board, be exercised as to those optioned shares in respect of which such option has not previously been exercised, but only to the extent that such option could be exercised by the Optionee on the date of such death or voluntary or involuntary termination of directorship with the Company (whichever is the applicable case):

                        i) in the event of the death of the Optionee, then by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, within twelve months from the date of death, but in no event subsequent to the expiration date of the option; or

                        ii) in the event of the Optionee's voluntary or involuntary termination of directorship with the Company, then by the Optionee within twelve months from the date of termination, but in no event subsequent to the expiration date of the option.

9. Privileges of Stock Ownership.

            No Optionee shall have any of the rights of a shareholder with respect to any shares of Common Stock subject to an option until the option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan.

10. Adjustment of Option Shares.

            In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available under this Plan and the number of shares of Common Stock subject to outstanding options and the exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any option and any resulting fractions of a share of Common Stock shall be ignored.

11. Compliance with Laws.

            The grant of options and the issuance of shares upon exercise of any options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all applicable state securities laws and compliance with the requirements of any stock exchange on which the shares may be listed. The Company shall be under no obligation to register the shares with the Securities and Exchange Commission or to effect compliance with the Securities Act or with the registration or qualification requirement of any state securities laws or stock exchange.

12. Restrictions on Shares.

            At the discretion of the Board, the Company may reserve to itself or its assignee(s) in the Stock Option Agreement (a) a right of first refusal to purchase any shares of Common Stock that an Optionee (or a subsequent transferee) may propose to transfer to a third party and (b) a right to repurchase any or all shares of Common Stock held by an Optionee upon the Optionee's termination of directorship with the Company for any reason within a specified time as determined by the Board at the time of grant at (i) the Optionee's original purchase price, (ii) the Fair Market Value of such shares of Common Stock as determined by the Board in good faith or (iii) a price deter-mined by a provision set forth in the Stock Option Agreement.

13. Change of Control.

            Notwithstanding any contrary terms in the grant of options hereunder, in the event of a Change of Control (as defined herein), all outstanding options shall accelerate and become immediately fully exercisable. For purposes of this Plan, a "Change In Control" shall mean (i) the sale or other disposition to a person, entity or group (as such term is defined in Rule 13d-5 under the Exchange Act) of 50% or more of the Company's consolidated assets, (ii) the acquisition of 50% or more of the outstanding shares of Common Stock by a person or group (as such term is defined in Rule 13d-5) or (iii) if the majority of the Board consists of persons other than Continuing Directors (as defined herein). The term "Continuing Director" shall mean any member of the Board on the effective date of this Plan and any other member of the Board who shall be recommended or elected to succeed or become a Continuing Director by a majority of the Continuing Directors who are then members of the Board.

14. Amendment or Termination of Plan.

            The Board may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of grant, agreement or instrument to be executed pursuant to this Plan); provided, however, that shareholder approval shall be required to be obtained by the Company if required to comply with the listed company requirements of The Nasdaq National Market or of a national securities exchange on which the shares of Common Stock are traded, or other applicable provisions of state or federal law or self-regulatory agencies; provided, further, that no amendment of this Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the Optionee.

15. Term of Plan.

            No option shall be granted pursuant to this Plan on or after December 31, 2001, but options theretofore granted may extend beyond that date and the terms of this Plan shall continue to apply to such options and to any shares of Common Stock acquired upon exercise thereof.

16. Applicable Law.

            The validity, interpretation and enforcement of this Plan shall be governed in all respects by the laws of the State of Florida and the United States of America.

17. Issuance of Shares.

            The shares of Common Stock, when issued and paid for pursuant to the options granted hereunder, shall be issued as fully paid and non-assessable shares.

18. Withholding Taxes.

            Whenever under this Plan shares are to be issued in satisfaction of the exercise of options granted thereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

19. Transferability of Options.

            An option may be sold, pledged, assigned, hypothecated, transferred or disposed of as determined by the Board and as set forth in a Stock Option Agreement with an Optionee.

PROXY

                               NOVOSTE CORPORATION

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Thomas D. Weldon, William A. Hawkins and David N. Gill, and each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of Novoste Corporation on May 13, 1999, and any adjournments and postponements thereof, upon all matters as may properly come before the Annual Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

         Please complete, date and sign on the reverse side and mail in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1), (2), (3) and (4) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING:

(1)   Election of one (1) Class II  Director to      Nominee: Donald C. Harrison
      serve until the 2001 Annual Meeting
      of Shareholders:

           |_| FOR          |_| WITHHELD

           For, except withheld from the following nominee:

           ________________________________________________


      Election of three (3) Class III Directors      Nominees: Norman R. Weldon
      to serve until the 2002 Annual Meeting of                Thomas D. Weldon
      Shareholders:                                            Charles E. Larsen

           |_| FOR          |_| WITHHELD

           For, except withheld from the following nominee(s):

           ________________________________________________

(2) To approve amendments (the "Plan Amendments") to the Company's Amended and Restated Stock Option Plan (the "Plan"), which Plan Amendments (a) increase the number of shares of Common Stock reserved for issuance thereunder by 700,000 shares to 4,100,000 shares, (b) increase the maximum number of shares from 350,000 shares to 500,000 shares with respect to options that may be granted to any option holder within any one calendar year, and (c) provide that the term of all options under the Plan survive termination of employment by or association with the Company for a limited period of time, up to a maximum of one year.

           |_|  FOR                |_| AGAINST              |_| ABSTAIN

(3) To approve amendments (the "Non-Employee Director Plan Amendments") to the Company's Non-Employee Director Stock Option Plan, which Non-Employee Director Plan Amendments (a) increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares to 200,000 shares, and
      (b) eliminate the maximum number of shares with respect to options that may be granted to any option holder within any one calendar year.

           |_|  FOR                |_| AGAINST              |_| ABSTAIN

(4) To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1999.

           |_|  FOR                |_| AGAINST              |_| ABSTAIN


(5) Upon any and all such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

This Proxy, which is solicited on behalf of the Board of Directors, will be voted FOR the matters described in paragraphs (1), (2), (3) and (4) above unless the shareholder specifies otherwise, in which case it will be voted as specified.


SIGNATURE(S):___________________________________ DATE: _________________________
Note: Executors, Administrators, Trustees, etc. should give full title.